UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________________________

SCHEDULE 14A

_____________________________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.    )

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

USA RARE EARTH, INC.
(Name of Registrant as Specified In Its Charter)

_________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

USA RARE EARTH, INC.
100 W. AIRPORT RD.
STILLWATER, OKLAHOMA 74075

NOTICE OF 2026 ANNUAL MEETING OF STOCKHOLDERS
To Be Held June 3, 2026

To Our Stockholders:

On behalf of the Board of Directors, I cordially invite you to attend the 2026 Annual Meeting of Stockholders of USA Rare Earth, Inc. (the “Annual Meeting”) to be held on Wednesday, June 3, 2026 at 10 a.m. Eastern Time. The purpose of the Annual Meeting is to:

1.      elect the six director nominees listed in the accompanying proxy statement (this “Proxy Statement”);

2.      ratify the appointment of BDO USA, P.C. as our independent registered public accounting firm for the fiscal year ended December 31, 2026; and

3.      transact any other business that may properly come before the Annual Meeting and any adjournments or postponements thereof.

We know of no other matters to come before the Annual Meeting. Only holders of our outstanding shares of common stock, par value $0.0001 per share (“Common Stock”), and our 12% Series A Cumulative Convertible Preferred Stock, par value $0.0001 per share (“Series A Preferred Stock”) at the close of business on April 8, 2026 (the “Record Date”) may vote at the Annual Meeting. As of the Record Date, the holders of Common Stock are entitled to one vote per share and each holder of Series A Preferred Stock is entitled to a number of votes equal to the number of shares of Series A Preferred Stock held by such holder as of the Record Date multiplied by 1.9437 and rounded up to the nearest whole share. The holders of our Series A Preferred Stock will vote with the holders of our Common Stock on an as-converted basis, voting together as a single class, on the matters set forth above.

Notice of the availability of our Annual Report on Form 10-K, the accompanying Proxy Statement and a proxy card (the “proxy materials”), or the proxy materials themselves for those stockholders who have requested delivery by mail, are scheduled to be first sent to stockholders beginning on or about April 23, 2026.

All stockholders as of the Record Date, or their duly appointed proxies, may attend the Annual Meeting. The Annual Meeting will be held in a virtual format only, conducted via live audio webcast, with no physical in-person meeting. Stockholders will have the ability to attend, vote and submit questions before and during the virtual meeting from any location by visiting https://www.cstproxy.com/usare/2026. A complete list of stockholders entitled to vote at the Annual Meeting will be available in electronic form at the Annual Meeting and will be accessible for ten days prior to the Annual Meeting.

Your vote is important to us.    Whether or not you expect to virtually attend the Annual Meeting, please submit your proxy or voting instructions as soon as possible by internet, telephone or mail, in the manner described in the Proxy Statement, so that your shares may be represented at the Annual Meeting. Returning the proxy card (or, for shares held in street name for your account by a broker, bank or other nominee, a voting instruction form) does not deprive you of your right to attend the Annual Meeting and to vote your shares virtually. If your shares are held in street name in a bank or brokerage account, please refer to the materials and voting instruction form provided by your bank, broker or other nominee for voting instructions.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting
To Be Held on June 3, 2026:

The Proxy Statement and the 2026 Annual Report to Stockholders, which includes the Annual Report on Form 10-K for the year ended December 31, 2025, are being made available on or about April 23, 2026 at https://www.cstproxy.com/usare/2026.

By order of the Board of Directors,

Barbara Humpton Chief Executive Officer

April 23, 2026

i

USA RARE EARTH, INC.
100 W. AIRPORT RD.

STILLWATER, OKLAHOMA 74075
2026 PROXY STATEMENT

To be Held Virtually at https://www.cstproxy.com/usare/2026

On June 3, 2026, at 10 A.M. Eastern Time

GENERAL INFORMATION

The Board of Directors (the “Board”) of USA Rare Earth, Inc. (“USAR,” the “Company,” “we” or “us”) is making this proxy statement (this “Proxy Statement”) available to you in connection with the solicitation of proxies for the 2026 Annual Meeting of Stockholders (the “Annual Meeting”). The Annual Meeting will be held virtually on Wednesday, June 3, 2026 at 10 a.m. Eastern Time.

At the Annual Meeting, our stockholders will:

1.      vote to elect the six director nominees listed herein;

2.      vote to ratify the appointment of BDO USA, P.C.as our independent registered public accounting firm for the fiscal year ended December 31, 2026; and

3.      transact any other business that may properly come before the Annual Meeting and any adjournments or postponements thereof.

Only holders of outstanding shares of our common stock, par value $0.0001 per share (“Common Stock”), and our 12% Series A Cumulative Convertible Preferred Stock, par value $0.0001 per share (“Series A Preferred Stock”) at the close of business on April 8, 2026 (the “Record Date”) may vote at the Annual Meeting. As of the Record Date, the holders of Common Stock are entitled to one vote per share and each holder of Series A Preferred Stock is entitled to a number of votes equal to the number of shares of Series A Preferred Stock held by such holder as of the Record Date multiplied by 1.9437 and rounded up to the nearest whole share. The holders of our Series A Preferred Stock will vote with the holders of our Common Stock on an as-converted basis, voting together as a single class, on the matters set forth above.

All stockholders as of the Record Date, or their duly appointed proxies, may attend the Annual Meeting. The Annual Meeting will be held in a virtual format only, conducted via live audio webcast, with no physical in-person meeting. Stockholders will have the ability to attend, vote and submit questions before and during the virtual meeting from any location by visiting https://www.cstproxy.com/usare/2026.

We are taking advantage of Securities and Exchange Commission (the “SEC”) rules that permit companies to furnish proxy materials to stockholders via the Internet. As a result, we are mailing to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”). If you received a Notice by mail, you will not receive a printed copy of our proxy materials unless you specifically request one by following the instructions contained in the Notice. The Notice instructs you on how to access our proxy materials, including this Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (the “Annual Report”), via the Internet, as well as how to vote online. We are first making this Proxy Statement and accompanying materials available to our stockholders on or about April 23, 2026.

YOUR VOTE IS IMPORTANT TO US. WHETHER OR NOT YOU EXPECT TO VIRTUALLY ATTEND THE ANNUAL MEETING, PLEASE SUBMIT YOUR PROXY OR VOTING INSTRUCTIONS AS SOON AS POSSIBLE BY INTERNET, TELEPHONE OR MAIL, IN THE MANNER DESCRIBED IN THE PROXY STATEMENT, SO THAT YOUR SHARES MAY BE REPRESENTED AT THE ANNUAL MEETING. RETURNING THE PROXY CARD DOES NOT DEPRIVE YOU OF YOUR RIGHT TO ATTEND THE ANNUAL MEETING AND TO VOTE

YOUR SHARES VIRTUALLY. IF YOUR SHARES ARE HELD IN STREET NAME IN A BANK OR BROKERAGE ACCOUNT, PLEASE REFER TO THE MATERIALS AND VOTING INSTRUCTION FORM PROVIDED BY YOUR BANK, BROKER OR OTHER NOMINEE FOR VOTING INSTRUCTIONS.

By submitting your proxy using any of the methods above, and as specified in the Notice, you authorize each of Valerie Ford Jacob, our Chief Legal Officer and Corporate Secretary, and David Kronenfeld, our General Counsel, to represent you and vote your shares at the Annual Meeting in accordance with your instructions. Either one of them may also vote your shares to adjourn the Annual Meeting and will be authorized to vote your shares at any postponements or adjournments of the Annual Meeting.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

Why am I being provided with these materials?

We are providing this Proxy Statement and other proxy materials to you in connection with the Board’s solicitation of proxies to be voted at our Annual Meeting, to be held on June 3, 2026, and at any postponements or adjournments of the Annual Meeting. We have either (1) delivered to you a Notice and made such Notice and other proxy materials, including this Proxy Statement and the Annual Report, available to you on the Internet or (2) delivered printed versions of the proxy materials, including a proxy card, to you by mail.

How can I attend and vote at the Annual Meeting?

The Annual Meeting will be a completely virtual meeting, conducted via live audio webcast, with no physical in-person meeting. You will be able to attend the Annual Meeting online, vote your shares electronically and submit your questions during the Annual Meeting by visiting https://www.cstproxy.com/usare/2026 and entering the control number provided with your proxy materials.

Instructions on how to attend the Annual Meeting are posted at https://www.cstproxy.com/usare/2026. You may log in to the meeting platform beginning at 9:45 a.m. Eastern Time on June 3, 2026. The meeting will begin promptly at 10 a.m. Eastern Time. You may gain access to the Annual Meeting in the following ways, depending on how your shares are held. For more information, see “What is the difference between being a record holder and holding shares of Common Stock or Series A Preferred Stock in street name?” below.

•        Stockholders of record.    A stockholder deemed to be a “record holder” as of the Record Date must enter the control number found on their proxy card which is included in the materials.

•        Stockholders holding their shares in “street name.”    A stockholder holding their shares in “street name,” or through a broker, bank or other nominee, must obtain a legal proxy from the organization that holds their shares reflecting the number of shares of Common Stock and/or Series A Preferred Stock that they held as of the Record Date and send that, along with their name, email address, and a request for registration to Continental Stock Transfer & Trust Company: by email to proxy@continentalstock.com, or by mail to Continental Stock Transfer & Trust Company, 1 State Street, 30th Floor, New York, New York, 10004. Requests for registration must be labeled as “Legal Proxy” and be received by Continental Stock Transfer & Trust Company no later than May 30, 2026.

How do I vote without attending the Annual Meeting?

If you are a stockholder of record and your shares of Common Stock and/or Series A Preferred Stock are registered directly in your name, you may vote:

•        By Internet:    You may vote by proxy via the internet at https://www.cstproxy.com by following the instructions at such site. You must have the control number that is included on the proxy card when voting.

•        By Telephone:    If you live in the United States or Canada, you may vote by proxy by calling toll-free at 1-866-894-0536 and by following the instructions provided by prompt. You must have the control number that is included on the proxy card when voting.

•        By Mail or E-mail:    Complete and mail your proxy card in the postage prepaid envelope you receive, and return the proxy card to Continental Stock Transfer & Trust Co. at 1 State Street, Floor 30, New York, New York 10275-0741. You can also complete your proxy card and send it via email to proxy@continentalstock.com. Your proxy will be voted in accordance with your instructions.

If your shares of Common Stock are held in street name (held for your account by a broker, bank or other nominee), you may vote:

•        By Internet or by Telephone:    You will receive instructions from your broker or other nominee if you are permitted to vote by internet or telephone.

•        By Mail:    You will receive instructions from your broker or other nominee explaining how to vote your shares by mail.

Will I be able to participate in the online Annual Meeting on the same basis I would be able to participate in a live annual meeting?

The virtual meeting format for the Annual Meeting will enable full and equal participation by all of our stockholders from any place in the world at little to no cost. We designed the format of the virtual Annual Meeting to ensure that our stockholders who attend the Annual Meeting will be afforded the same rights and opportunities to participate as they would at a physical, in-person meeting, and to enhance stockholder access, participation and communication through online tools. We will also make the list of the stockholders entitled to vote at the Annual Meeting available during the Annual Meeting.

Will I be able to ask questions and participate in the virtual Annual Meeting?

Stockholders as of the Record Date may submit questions in advance of the Annual Meeting by visiting https://www.cstproxy.com/usare/2026 and accessing the online pre-meeting forum using the control number provided with their proxy materials. Stockholders may also submit questions while attending the Annual Meeting. Stockholders may submit questions during the Annual Meeting by logging into https://www.cstproxy.com/usare/2026 with the control number provided with their proxy materials and typing the question into the “Submit a Question” field.

Questions will be limited to one question per stockholder. We will publish our responses to properly submitted questions on the “Investors” section of our website after the Annual Meeting or communicate the relevant response directly to the submitting stockholder. If we receive substantially similar written questions, we plan to group such questions together and provide a single response to avoid repetition. Questions that are about personal concerns not shared by stockholders generally, including those that relate to employment, product or service issues, or suggestions for product or services, are not pertinent and will not be answered.

Additional information regarding the rules and procedures for participating in the virtual Annual Meeting will be provided in our rules of conduct for the Annual Meeting, which stockholders can view during the Annual Meeting at the meeting website.

What happens if there are technical difficulties during the Annual Meeting?

If, during the Annual Meeting, we experience technical difficulties (e.g., a temporary or prolonged power outage) or another significant problem that disrupts the Annual Meeting, we will determine what action is appropriate in light of the circumstances (e.g., reconvening the Annual Meeting, whether promptly or on a later date). In any such situation, we will notify stockholders of the decision via https://www.cstproxy.com/usare/2026. If you encounter technical difficulties accessing our Annual Meeting or asking questions during the Annual Meeting, a support line will be available on the login page of the virtual meeting website or you may call (917) 262-2373 for assistance.

What am I voting on at the Annual Meeting?

At the Annual Meeting, there are two proposals scheduled to be voted on:

•        Proposal 1:    Election of the six director nominees listed in this Proxy Statement (the “Director Election Proposal”); and

•        Proposal 2:    Ratification of the appointment of BDO USA, P.C. as our independent registered public accounting firm for the fiscal year ended December 31, 2026 (the “Ratification Proposal”).

Members of our management team and representatives of BDO USA, P.C. are expected to be present at the Annual Meeting, where they will have an opportunity to make a statement if so desired and are expected to be available to respond to appropriate questions.

Who is entitled to vote and how many votes will they have?

The Board has fixed the close of business on April 8, 2026 as the Record Date for determining stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.

A total of 217,985,608 shares of the Company’s Common Stock and 1,224,351 shares of the Company’s Series A Preferred Stock, representing 2,379,796 shares of Common Stock on an as-converted basis, were outstanding on the Record Date and are entitled to be voted at the Annual Meeting. Holders of our Common Stock and Series A Preferred Stock (on an as converted basis) will vote as a single class on each matter presented at the Annual Meeting.

Shares of Common Stock owned as of the Record Date are entitled to one vote per share. In addition, each share of our Series A Preferred Stock entitles the holder to the number of votes equal to the number of shares of Common Stock into which a share of Series A Preferred Stock could have been converted on the Record Date. This number is obtained by dividing the accrued value of a share of Series A Preferred Stock ($13.6060) on the Record Date by the then applicable conversion price ($7.00), or 1.9437 shares of Common Stock. Each holder of Series A Preferred Stock is entitled to a number of votes equal to the number of shares of Series A Preferred Stock held by such holder as of the Record Date multiplied by 1.9437 and rounded up to the nearest whole share. There is no cumulative voting.

What is the difference between being a record holder and holding shares of Common Stock or Series A Preferred Stock in street name?

A record holder holds shares in its name through USAR’s transfer agent, Continental Stock Transfer & Trust Company. A “beneficial owner,” or a person or entity that holds their or its shares in “street name,” holds shares in the name of a bank, broker or other nominee on that person or entity’s behalf.

Am I entitled to vote if my shares are held in street name?

If your shares are held in street name, the Notice will be forwarded to you by your bank, broker or other nominee, along with a voting instruction card. You may vote by directing your bank, broker or other nominee how to vote your shares. In most instances, you will be able to do this over the Internet, telephone or by mail, as indicated above under “How do I vote without attending the Annual Meeting?”

Should you decide to vote your shares during the virtual Annual Meeting, as a street name holder you must register to attend the Annual Meeting. See “How can I attend and vote at the Annual Meeting?”

How many shares must be present to hold the Annual Meeting?

The presence, virtually or by proxy, of holders of at least a majority in voting power of the shares of stock issued and outstanding and entitled to vote at the Annual Meeting is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and “broker non-votes,” if any, will be counted as present and entitled to vote for purposes of determining whether a quorum is present for the transaction of business at the Annual Meeting.

“Broker non-votes” are shares represented at the Annual Meeting held by banks, brokers or other nominees (i.e., in “street name”) that are not voted on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner. Generally, brokerage firms may vote to ratify the selection of independent auditors and on other “discretionary” or “routine” items. In contrast, brokerage firms may not vote to elect directors, because those proposals are considered “non-discretionary” items. The Ratification Proposal is a routine matter, but the Director Election Proposal is considered to be a non-routine matter, so your bank, broker or other nominee cannot vote your shares on the Director Election Proposal unless you provide voting instructions. If you do not provide voting instructions, your shares will not be voted on that proposal, resulting in a “broker non-vote.”

What does it mean if I receive more than one Notice, proxy card or voting instruction form?

If you receive more than one Notice, proxy card or voting instruction form, it means that you have multiple accounts at the transfer agent or with brokers. Please complete and return all proxy cards or voting instruction forms to ensure that all of your shares are voted.

Can I revoke my proxy or change my vote after I submit my proxy?

You may revoke your proxy at any time before it is voted by notifying the Company’s Corporate Secretary, in writing delivered to the Company’s principal executive offices by 11:59 p.m. E.T. on June 2, 2026, by returning a signed proxy with a later date by 11:59 p.m. E.T. on June 2, 2026, by transmitting a subsequent vote over the Internet or by telephone prior to the close of the Internet voting facility or the telephone voting facility by 11:59 p.m. E.T. on June 2, 2026, or by attending the Annual Meeting and voting electronically. If your shares of Common Stock are held in street name, you must contact your broker or nominee for instructions as to how to change or revoke your vote. Your virtual attendance at the Annual Meeting will not, by itself, revoke your vote.

What am I voting on, how many votes are required to approve each item, how are votes counted and how does the Board recommend that I vote?

The table below summarizes the proposals that will be voted on, the vote required to approve each item, how votes are counted and how the Board recommends you vote:

Proposal	Vote Required	Voting Options	Board Recommendation(1)	Impact of Broker Non-Votes	Impact of Abstain Vote
Proposal 1 – Director Election Proposal	Plurality of the votes cast	“FOR” “WITHHOLD”	“FOR”	No impact	No impact
Proposal 2 – Ratification Proposal	Majority of the votes cast	“FOR” “AGAINST” “ABSTAIN”	“FOR”	No broker non-votes (uninstructed shares may be voted in broker’s discretion)	No impact

____________

(1)      Your shares will be voted in accordance with the Board’s recommendation if you sign and submit a valid proxy card without indicating any voting instructions.

The holders of our Series A Preferred Stock will vote with the holders of our Common Stock on an as-converted basis, voting together as a single class, on the matters set forth above.

Will any other business be conducted at the Annual Meeting?

We know of no other business that will be conducted at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the persons named in the proxy card (the “proxy holders”) who you have authorized to represent you and vote your shares at the Annual Meeting will vote your shares in accordance with their discretion.

Who will pay for the cost of the proxy solicitation?

This proxy is solicited on behalf of the Board. The Company will bear the cost of solicitation of proxies. This includes the charges and expenses of brokerage firms and others for forwarding solicitation material to beneficial owners of our outstanding Common Stock. The Company may solicit proxies by mail, personal interview, telephone or via the internet through its officers, directors and other employees, who will receive no additional compensation for their services.

Where can I find the voting results of the Annual Meeting?

The preliminary voting results will be announced at the Annual Meeting if known at that time. The voting results will also be disclosed on a Current Report on Form 8-K within four business days after the date of the Annual Meeting. All reports the Company files with the U.S. Securities and Exchange Commission (the “SEC”) are publicly available when filed.

PROPOSAL 1 — ELECTION OF DIRECTORS

Under our Certificate of Incorporation (the “Certificate of Incorporation”) and Bylaws (the “Bylaws”), the directors of the Board are elected annually at each meeting of stockholders.

There are currently eight directors serving on the Board. Mordechai Gutnick and General Paul Kern will not stand for re-election at the Annual Meeting. Accordingly, the Board has voted to reduce its size to six directors effective immediately before the Annual Meeting. Upon the recommendation of the Nominating and Corporate Governance Committee of the Board (the “Nominating and Corporate Governance Committee”), the Board has considered and nominated the following slate of director nominees, each for a one-year term expiring at the Company’s 2027 annual meeting of stockholders: Michael Blitzer, Dr. Thomas Caulfield, Barbara Humpton, Otto Schwethelm, Michael Senft and Carolyn Trabuco.

As disclosed in our Current Report on Form 8-K filed on April 20, 2026, on April 19, 2026, we entered into a definitive agreement and plan of merger, by and among the Company, Middlebury Sub Ltd. (“Merger Sub”), SVRE Holdings Ltd. (“SVRE”) and Serra Verde Rare Earths Ltd., pursuant to which SVRE will merge with and into Merger Sub, with Merger Sub surviving as an indirect, wholly owned subsidiary at the Company (the “Acquisition”). In connection with the Acquisition, we agreed that upon the consummation of the Acquisition we would add two nominees of Serra Verde Rare Earths Ltd. to the Board. Accordingly, in connection with the consummation of the Acquisition, we intend to increase the size of our Board from six directors to eight and add two additional directors to the Board. The Acquisition is expected to close in the third quarter of 2026, subject to customary closing conditions and regulatory approvals.

It is intended that the proxies delivered pursuant to this solicitation will be voted by the proxy holders in favor of the election of each of the six nominees, except where proxies bear contrary instructions. Each of the director nominees has agreed to stand for election and has indicated they are willing to serve as a member of the Board. In the event that any of these director nominees should become unavailable for election due to any presently unforeseen reason, the proxy holders will have the right to use their discretion to vote for substitute nominee(s).

NOMINEES FOR ELECTION TO THE BOARD IN 2026

The following information describes the age, offices held, other business directorships and other background information for each director nominee. We believe that our director nominees collectively provide an appropriate mix of experience and skills relevant to the size and nature of our business. Information regarding each nominee’s beneficial ownership of equity securities is shown under “Security Ownership of Certain Beneficial Owners and Management of the Company” below.

Michael Blitzer, 48.    Michael Blitzer has served as Chairman of our Board since March 2023 when the Company was named Inflection Point Acquisition Corp. II (“Inflection Point”). Mr. Blitzer served as Inflection Point’s Chief Executive Officer from March 2023 until the closing of the merger in March 2025 pursuant to which IPXX Merger Sub, LLC, a direct wholly owned subsidiary of Inflection Point, merged with and into USA Rare Earth, LLC, with USA Rare Earth, LLC being the surviving company (the “Merger”). Mr. Blitzer currently sits on the board of directors of Intuitive Machines, Inc. (Nasdaq: LUNR) where he chairs the compensation committee and is a member of the audit committee. Mr. Blitzer also serves on the board of directors of Merlin Labs, Inc. (Nasdaq: MRLN) as lead independent director and chair of the nomination & governance committee. Mr. Blitzer has served as the Chairman and CEO of Inflection Point Acquisition Corp. III (Nasdaq: IPCX), a special purpose acquisition company which announced the signing of a definitive agreement for its initial business combination with Air Water Ventures Holdings Limited on August 25, 2025, since October 2024, as the Chairman and Chief Executive Officer of Inflection Point Acquisition Corp. V, a special purpose acquisition company (Nasdaq: IPEX) which has announced a business combination with GoWell, since September 2025, and as the Chairman of Inflection Point Acquisition Corp. VI, a special purpose acquisition company (Nasdaq: IPFX), since December 2025. Mr. Blitzer is also the Chairman and CEO of Inflection Point Asset Management, the financial sponsor of strategically important assets in the critical infrastructure and national security industries, since 2024. He was the founder and CEO of Kingstown Capital Management, which he founded in 2004 and grew to a multi-billion asset manager with some of the world’s largest endowments and foundations until 2021. Mr. Blitzer began his Wall Street career at J.P. Morgan Securities in 1999 advising companies globally in private debt and equity capital raises followed by work at the investment fund Gotham Asset Management, which was founded by the author and investor Joel Greenblatt. He holds an M.B.A. from Columbia Business School and a B.S. from Cornell University. We believe Mr. Blitzer is qualified to serve as a director due to his extensive public and private company experience.

Thomas Caulfield, 67.    Dr. Thomas Caulfield has served as a director on our Board since March 2026. He is the Executive Chairman for GLOBALFOUNDRIES Inc. (“GF”) and was previously President and Chief Executive Officer of GF from 2018 to April 2025. As Chief Executive Officer he led the company’s initial public offering in October 2021, which was not only the largest semiconductor initial public offering in history at that time, but also the largest initial public offering across all of Nasdaq that year. He joined GF in May 2014 as Senior Vice President and General Manager of the company’s Fab 8 semiconductor wafer manufacturing facility in Malta, NY. Dr. Caulfield led operations, process development, and the expansion and ramp-up of semiconductor manufacturing production. He has an extensive career spanning over 30 years of engineering, executive management and global operational leadership with leading technology companies.

Prior to joining GF, Dr. Caulfield served as President and Chief Operations Officer at Soraa from May 2012 to May 2014, the world’s leading developer of GaN on GaNTM (gallium nitride on gallium nitride) solid-state lighting technology. Dr. Caulfield has also served as Executive Vice President of Sales, Marketing and Customer Service at Novellus Systems, Inc. and worked 17 years at IBM in a variety of senior leadership roles, ultimately serving as vice president of 300mm semiconductor operations for IBM’s Microelectronics division, leading its wafer fabrication and R&D operations in East Fishkill, NY.

He currently serves as a member of the board of directors for Sandisk Corporation (following its spinoff from Western Digital) and was a Trustee for Union College from 2018 to 2025. Previously, he served as a board member of Western Digital Corporation from 2021 to February 2025. In May 2025, Dr. Caulfield was awarded the prestigious Thomas Egleston Medal by Columbia University, honoring his distinguished leadership and groundbreaking contributions to engineering innovation in the semiconductor industry. Dr. Caulfield earned a Bachelor of Science in Physics from St. Lawrence University before entering Columbia University’s Fu Foundation School of Engineering and Applied Science, where he earned both his Bachelor and Master of Science in Materials Science and Engineering

as well as a Doctorate in Materials Science and Engineering. Dr. Caulfield was also a postdoctoral fellow at Columbia’s Engineering Center for Strategic Materials. We believe Dr. Caulfield is qualified to serve as a director due to his extensive public and private company industrial experience as well as his background in materials science.

Barbara Humpton, 65.    Barbara Humpton is our Chief Executive Officer. Prior to joining the Company in October 2025, Ms. Humpton served as President and Chief Executive Officer of Siemens USA. Prior to being named President and Chief Executive Officer of Siemens USA in 2018, Ms. Humpton served as President and Chief Executive Officer of Siemens Government Technologies and was responsible for implementing Siemens products and services for federal government agencies and departments. Prior to joining Siemens in 2011, Ms. Humpton served as a Vice President at Booz Allen Hamilton and was a Vice President and Director at Lockheed Martin Corporation. Ms. Humpton serves on the board of MARA Holdings, Inc. She previously served on the boards of Fluence Energy Inc. and Triumph Group Inc. Ms. Humpton received her BS in Mathematics from Wake Forest University. We believe Ms. Humpton is qualified to serve as a director due to her extensive public and private company experience.

Otto C. Schwethelm, 71.    Otto Schwethelm has served as a director on our Board since the Merger. Mr. Schwethelm is the Founder and Principal of Schwethelm Financial LLC, a financial advisory and consulting firm where he has served since 2017. Currently, Mr. Schwethelm serves on the board of directors for Paint Rock Bancshares and First State Bank of Paint Rock, positions he has held since December 2020. With over 45 years of experience in the industry, Mr. Schwethelm has held significant positions such as CFO at Capital Precast Holdings LLC (from October 2022 to October 2024), MP Materials (from December 2017 to November 2019), M.S. Al Suwaidi Industrial Services Ltd., OQ (formerly Oman Oil Refineries and Petroleum Industries Company), and Tesoro Corporation. He has also been actively involved in various non-profit organizations, including Schreiner University, Peterson Health, Junior Achievement of South Texas, and San Antonio Sports Foundation. Mr. Schwethelm holds credentials as a Certified Public Accountant (licensed in Texas), Certified Internal Auditor, and Certified Fraud Examiner. He earned his Bachelor of Business Administration degree in Accounting from the University of Texas at Austin. We believe Mr. Schwethelm is qualified to serve as a director due to his extensive experience in the rare earth industry.

Michael Senft, 67.    Michael Senft has served as a director on our Board since the Merger. Mr. Senft is a former CFO and investment banker who has served on multiple public company boards. Mr. Senft is currently the lead independent director for Molekule Group, Inc., a position he has held since 2020, and a senior advisor to Critical Response Group, a position he has held since 2019. Mr. Senft’s former positions include serving as an executive advisor to Lilium N.V. in 2023, and as the lead independent director at AeroClean Technologies, Inc. from 2019 until its merger with Molekule Group, Inc. in 2023. Earlier in his career, he was a director at B/E Aerospace, Inc. and CFO of KLX, Inc., a B/E Aerospace, Inc. spin-off, until its acquisition by The Boeing Company in 2018. Mr. Senft was an investment banker for over 30 years, including roles at Moelis & Company, CIBC World Markets Corp., and Merrill Lynch & Co. Mr. Senft received his Bachelor of Arts degree in Economics from Princeton University and his Master of Business Administration degree from the Stern School of Business at New York University. We believe Mr. Senft is qualified to serve as a director due to his extensive public and private company experience.

Carolyn Trabuco, 57.    Carolyn Trabuco has served as a director on our Board since the Merger. Ms. Trabuco is a business and finance professional in the fields of global equity research, strategic advisory, commodities and corporate governance. She has over 25 years of global growth investing and fund management experience, including over 10 years specializing in the metals, mining, and resources sectors. Ms. Trabuco is co-founder of Azul Brazilian Airline, listed on the BOVESPA and the New York Stock Exchange in 2017, and served on its board of directors from 2008 until 2025. Ms. Trabuco also serves on the boards of Merlin Labs Inc.; Athena Technology Acquisition Corp. II, a special purpose acquisition company which has announced a business combination with Ace Green Recycling since December 2024; as well as Inflection Point Acquisition Corp. V, a special purpose acquisition company which has announced a business combination with GoWell, since September 2025; and Inflection Point Acquisition Corp. VI. Ms. Trabuco’s former public company board service includes Critical Metals Corp., formerly known as Sizzle Acquisition Corp., and Shimmick Corp. She served as the chief financial officer of Inclusively from 2021 to 2022. She is also the founder of Thistledown Advisory Group, LLC, a strategic advisory firm, a position she has held since 2017. Earlier in her career, she worked at various asset management firms as an equity research analyst and portfolio manager including Phibro Trading, Pequot Capital, Wells Fargo, Montgomery Securities and Fidelity Investments. She is an adjunct professor of finance at Sacred Heart University. Ms. Trabuco holds a bachelor’s degree in art history from Georgetown University and a master’s degree in public administration from Sacred Heart University. We believe Ms. Trabuco is qualified to serve as a director due to her extensive financial markets and investor background and public company board experience.

Required Vote

With respect to the election of directors at the Annual Meeting, each director will be elected by a plurality of the votes cast, which means that the six individuals nominated for election to our Board at the Annual Meeting receiving the highest number of “FOR” votes will be elected. Abstentions and broker non-votes are treated as present and entitled to vote and, therefore, will be counted in connection with the determination of whether a valid quorum is established, but will have no effect on the outcome of the Director Election Proposal.

OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES NAMED ABOVE.

THE BOARD OF DIRECTORS AND CERTAIN GOVERNANCE MATTERS

Overview

The Board directs and oversees the management of the business and affairs of the Company and carries out its oversight responsibilities through meetings and actions of the Board and its three standing committees: the Audit Committee of the Board (the “Audit Committee”), the Compensation Committee of the Board (the “Compensation Committee”) and the Nominating and Corporate Governance Committee.

Director Independence and Independence Determinations

Under the rules of the Nasdaq Stock Market LLC (“Nasdaq”), a director is not independent unless our Board affirmatively determines that the director does not have a direct or indirect material relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In addition, the director must not be precluded from qualifying as independent under the per se bars set forth by Nasdaq Listing Rule 5605(a)(2). Further, directors who serve on the Audit Committee and Compensation Committee are subject to the additional independence requirements under applicable SEC rules and regulations and Nasdaq rules.

Our Corporate Governance Guidelines require that each year our Nominating and Corporate Governance Committee review the relationships between the Company and each director and report the results of its review to the Board, which will then determine which directors satisfy the applicable independence standards.

Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, our Board has affirmatively determined that Michael Blitzer, Thomas Caulfield, Mordechai Gutnick, Paul Kern, Otto Schwethelm, Michael Senft, and Carolyn Trabuco do not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors qualifies as “independent” as that term is defined under the Nasdaq rules. Mordechai Gutnick and General Paul Kern will not stand for re-election at the Annual Meeting. Also, the Board has affirmatively determined that the Audit Committee and Compensation Committee members satisfy the additional independence requirements under applicable SEC rules and regulations and Nasdaq rules. In making these determinations, our Board considered the relationships that each non-employee director had with the Company and all other facts and circumstances that our Board deemed relevant in determining their independence, including the director’s beneficial ownership of our securities.

Board Structure

It is the Board’s general policy that the roles of Chairman and Chief Executive Officer should be held by two different individuals. The Board retains the flexibility to combine the roles based on what the Board believes is in the best interests of the Company at a given point in time; provided, however, that during any period that the Chairman is the same person designated by the Board as the Chief Executive Officer of the Company, the Company shall appoint an Executive Chair, or during any period that the Chairman is not independent, the Board shall elect a Lead Independent Director from among the then current directors who are independent under Nasdaq rules, any applicable SEC rules or regulations and any publicly disclosed standards used by the Board in determining and disclosing the independence of the Company’s directors.

Currently, Michael Blitzer serves as Chairman of the Board and Barbara Humpton serves as Chief Executive Officer of the Company. The Board believes that Mr. Blitzer, in his Chairman role, helps to inform the Board of the corporate and strategic values and priorities of the Company, and to collaborate with management in implementing the Company’s business plans. In addition, Ms. Humpton in her role as Chief Executive Officer is able to effectively communicate the Board’s views within the Company’s management teams and help ensure that the Company’s leadership teams are coordinated and act with a common purpose in executing on synergistic opportunities.

Executive Sessions

Executive sessions, which are meetings of the independent and non-management members of the Board, are regularly scheduled throughout the year.

Board Committees and Meetings

The following table summarizes the current membership of each of the standing committees of the Board.

	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Michael Blitzer	—	—	X
Dr. Thomas Caulfield	—	X	X
Mordechai Gutnick	—	—	X
Barbara Humpton	—	—	—
General Paul Kern	—	X	X
Otto C. Schwethelm	X*	X	—
Michael Senft	X	—	X*
Carolyn Trabuco	X	X*	—

____________

X = Member X* = Chair

During 2025, the entire Board held 12 meetings, the Audit Committee held six meetings, the Nominating and Corporate Governance Committee held one meeting and the Compensation Committee held three meetings. Each of our directors attended more than 75% of the aggregate of the total number of Board meetings and the total number of meetings held by all committees on which he or she served (held during the period that he or she served).

Our Corporate Governance Guidelines provide that all directors are encouraged to attend the Company’s annual meeting of stockholders.

Audit Committee

Our Audit Committee is responsible for, among other things:

•        appointing, compensating, retaining and overseeing the work of our independent registered public accounting firm engaged for the purpose of preparing or issuing an audit report or other audit, review or attest services for us;

•        pre-approving all audit and non-audit services provided to us by our independent registered public accounting firm (other than those provided pursuant to appropriate preapproval policies established by the Audit Committee or exempt from such requirement under the rules of the SEC);

•        reviewing the independence, performance and quality control procedures of the independent registered public accounting firm at least annually;

•        if an internal audit function is established, reviewing and advising the Board on selecting, retaining and compensating the Company’s internal auditor and overseeing the work of the Company’s internal audit function;

•        discussing with management the Company’s guidelines and policies with respect to risk assessment and risk management, as well as any significant exposure to financial risks, commodity price risks, political and regulatory risks and cybersecurity risks, together with the actions management has taken to monitor and manage such risks;

•        overseeing compliance with applicable laws, rules and regulations and the Company’s codes, policies and procedures;

•        reviewing the material facts of, and determining whether to approve, transactions with related persons; and

•        preparing the audit committee report required by SEC rules.

Our Audit Committee consists of Otto Schwethelm, Michael Senft, and Carolyn Trabuco, with Otto Schwethelm serving as chair. All members of our Audit Committee meet the requirements for financial literacy under the applicable Nasdaq rules. Our Board has affirmatively determined that each member of the Audit Committee qualifies as “independent” under Nasdaq’s additional standards applicable to audit committee members and Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), applicable to audit committee members. In addition, our Board has determined that Otto Schwethelm qualifies as an “audit committee financial expert,” as such term is defined in Item 407(d)(5) of Regulation S-K.

With respect to our reporting and disclosure matters, the Audit Committee is also responsible for reviewing and discussing with the independent registered public accounting firm and management our annual audited financial statements and our quarterly financial statements prior to their inclusion in our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q or other publicly disseminated materials in accordance with the applicable SEC rules and regulations.

The Audit Committee operates pursuant to a written charter adopted by the Board. The Audit Committee Charter is available on the Company’s website at https://investors.usare.com/corporate-governance/documents-charters.

Compensation Committee

Our Compensation Committee is responsible for, among other things:

•        overseeing our overall compensation philosophy and all matters related to executive compensation policy;

•        appointing and overseeing any compensation consultants;

•        reviewing and approving the Company’s executive agreements, plans, policies, and compensation programs in light of the Company’s goals and objectives relative to executive compensation;

•        evaluating the performance of the Company’s Chief Executive Officer and, in consultation with the Chief Executive Officer, the Company’s other executive officers in light of the Company’s executive compensation goals and objectives;

•        reviewing and recommending to the Board for approval the compensation of the Company’s Chief Executive Officer, and, in consultation with the Chief Executive Officer, approving the compensation for the Company’s other executive officers;

•        administering the Company’s incentive and equity compensation plans;

•        recommending to the Board the form and amount of director compensation;

•        monitoring and reviewing the development and progression of potential succession candidates for the Company’s Chief Executive Officer and reviewing, in consultation with the Chief Executive Officer, the succession planning for the Company’s other executive officers;

•        overseeing compliance with and administration of the Company’s clawback policy;

•        reviewing and discussing annually with management our “Compensation Discussion and Analysis”, to the extent required for inclusion in the Company’s proxy statement or Annual Report on Form 10-K;

•        preparing the annual compensation committee report required by SEC rules, to the extent required for inclusion in the Company’s proxy statement or Annual Report on Form 10-K; and

•        performing such other functions as the Board may assign from time to time.

Our Compensation Committee consists of Carolyn Trabuco, Thomas Caulfield, Paul Kern, and Otto Schwethelm, with Carolyn Trabuco serving as chair. The Board has determined that each member of the Compensation Committee qualifies as “independent” under Nasdaq’s additional standards applicable to compensation committee members and as a “non-employee director” as defined in Rule 16b-3 promulgated under the Exchange Act.

The Compensation Committee operates pursuant to a written charter adopted by the Board. The Compensation Committee Charter is available on the Company’s website at https://investors.usare.com/corporate-governance/documents-charters.

The Compensation Committee has the authority under its charter to retain outside experts, advisors and consultants, including compensation consultants, as it deems appropriate. Pursuant to this authority, and after considering the independence of Meridian Compensation Partners, LLC (“Meridian”) by applying the factors required by applicable Nasdaq and SEC rules, the Compensation Committee engaged Meridian as its independent outside compensation consultant in October 2024 for fiscal year 2025.

During 2025, Meridian provided guidance to the Compensation Committee regarding the amount and types of compensation that we provide to our executives and our directors, the design and structure of the Company’s long-term equity incentive program, the development of a peer group of companies against which to compare our compensation practices and other compensation-related matters. Meridian reports directly to the Compensation Committee and does not provide any services to the Company other than services related to executive and director compensation.

Neither Meridian nor any of its affiliates maintain any other direct or indirect business relationship with the Company or any of its subsidiaries. The Compensation Committee evaluated whether Meridian’s engagement raised any conflict of interest and determined that no conflict of interest exists with respect to the work that Meridian performs for the Compensation Committee.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee is responsible for, among other things:

•        identifying individuals qualified to become members of the Board and recommending to the Board the persons to be nominated for election as directors and to each committee of the Board, as well as reviewing the criteria for the nomination of director candidates and approving any necessary changes;

•        reviewing and evaluating the independence of each director and reporting the results to the Board;

•        reviewing and reassessing the corporate governance guidelines and recommending to the Board any proposed changes;

•        reviewing the monitoring by management of the Company’s compliance programs and Corporate Code of Business Conduct and Ethics;

•        developing a general education program for new directors and continuing education program for current directors; and

•        overseeing the annual evaluation of the Board and leading the annual evaluation of each Board committee.

To be nominated to serve as a director, a nominee need not meet any specific, minimum criteria; however, our Nominating and Corporate Governance Committee considers criteria in identifying candidates for membership on the Board, including, but not limited to, personal and professional integrity, willingness to commit the required time to serve as a Board member, relevant qualifications, experience and skills, industry knowledge and experience, independence under applicable SEC rules and the Nasdaq rules, diversity and ability to work as part of a team. The Nominating and Corporate Governance Committee does not specifically define diversity, but it considers diversity in professional experience, skills, background and other attributes as part of its overall evaluation of director nominees. The Nominating and Corporate Governance Committee identifies and evaluates potential director candidates to determine their qualifications to serve on our Board as well as their compatibility with the culture of the Company, its core values and its Board and management.

Whenever a new seat or a vacated seat on the Board is being filled, candidates that appear to best fit the needs of the Board and the Company will be identified, interviewed and evaluated by the Nominating and Corporate Governance Committee. Candidates selected by the Nominating and Corporate Governance Committee will then be recommended to the Board.

The Nominating and Corporate Governance Committee considers the appropriate size of the Board and whether any vacancies on the Board are expected due to retirement or otherwise. In the event that vacancies are anticipated, or otherwise arise, the Nominating and Corporate Governance Committee considers potential director candidates. Candidates may come to the attention of the Nominating and Corporate Governance Committee through current Board members, management, professional search firms, stockholders or other persons.

The Nominating and Corporate Governance Committee will evaluate director candidates recommended by stockholders in the same manner in which the Nominating and Corporate Governance Committee evaluates any other director candidate. Any such recommendation should be submitted to the Corporate Secretary in writing and should include any supporting material the stockholder considers appropriate in support of that recommendation, but must include information that would be required under the rules of the SEC to be included in a proxy statement soliciting proxies for the election of such candidate and a written consent of the candidate to serve as one of our directors if elected. Stockholders wishing to propose a candidate for consideration may do so by submitting the above information to the attention of the Corporate Secretary, 100 W Airport Road, Stillwater, Oklahoma 74075. All recommendations for nomination received by the Corporate Secretary that satisfy the requirements under the Bylaws relating to such director nominations will be presented to the Board for its consideration. Stockholders must also satisfy the notification, timeliness, consent and information requirements set forth in the Bylaws. See “Stockholder Proposals for the 2027 Annual Meeting of Stockholders” for additional information.

Our Nominating and Corporate Governance Committee consists of Michael Senft, Michael Blitzer, Thomas Caulfield, Mordechai Gutnick, and Paul Kern, with Michael Senft serving as chair. The Board determined that the members of our Nominating and Corporate Governance Committee qualify as “independent” under the Nasdaq rules.

The Nominating and Corporate Governance Committee operates pursuant to a written charter adopted by the Board. The Nominating and Corporate Governance Committee Charter is available on the Company’s website at https://investors.usare.com/corporate-governance/documents-charters.

Corporate Governance Guidelines and Code of Business Conduct and Ethics

Corporate Governance Guidelines.    To further our commitment to sound governance, our Board has adopted Corporate Governance Guidelines to facilitate the Board’s oversight and review and make decisions with respect to the Company’s business operations that are independent from management. The Corporate Governance Guidelines set forth, among other things, the practices regarding Board and committee composition, selection and performance evaluations; Board meetings; director qualifications and expectations, including with respect to continuing education; and management succession planning. The Corporate Governance Guidelines are available on the Company’s website at https://investors.usare.com/corporate-governance/documents-charters.

Code of Business Conduct and Ethics.    We maintain a Code of Business Conduct and Ethics (the “Code of Conduct”) that is applicable to all of our directors, officers and employees. The Code of Conduct sets forth standards of ethical business conduct, including conflicts of interest, compliance with applicable laws, rules and regulations, record keeping, use of company property and resources, timely and truthful disclosure, employment practices, and reporting violations of applicable laws and the Code of Conduct. The Code of Conduct also satisfies the requirements for a code of ethics as defined by Item 406 of Regulation S-K promulgated by the SEC. If the Company were to amend or waive any provision of the Code of Conduct that applies to the Company’s principal executive officer, principal financial officer, principal accounting officer or any person performing similar functions, the Company intends to satisfy its disclosure obligations, if any, with respect to any such waiver or amendment by posting such information on its website set forth above, rather than by filing a Current Report on Form 8-K. Amendments and waivers to the Code of Conduct must be approved by our Board and will be promptly disclosed (other than technical, administrative or non-substantive changes) on our website. The Code of Conduct is available on the Company’s website at https://investors.usare.com/corporate-governance/documents-charters.

Stockholder Communications with the Board

Stockholders may communicate with our Board, or to specific individual directors of the Board, including the Chairman of the Board, the chairperson of any Board committee, or the independent directors as a group, by addressing such communications to the Chief Legal Officer and sending them to the Company at 100 W. Airport Rd. Stillwater, Oklahoma 74075. Stockholders should mark the envelope containing each communication as “Stockholder Communication with Directors” and clearly identify the intended recipient(s) of the communication. The Company’s

Chief Legal Officer or, in the absence of a Chief Legal Officer, the Company’s Compliance Officer, will review each communication received from stockholders and other interested parties and will forward the communication, as expeditiously as reasonably practicable, to the intended recipient(s) if: (1) the communication complies with the requirements of any applicable policy adopted by the Board relating to the subject matter of the communication; and (2) the communication falls within the scope of matters generally considered by the Board. To the extent the subject matter of a communication relates to matters that have been delegated by the Board to a committee or to an executive officer of the Company, then the Company’s Chief Legal Officer or, in the absence of a Chief Legal Officer, the Company’s Compliance Officer, may forward the communication to the executive officer or chair of the committee to which the matter has been delegated. The forwarding of communications to, and receipt of communications by, the members of the Board or an executive officer does not imply or create any fiduciary duty of the Board members or executive officer to the person submitting the communications.

Insider Trading Policy and Hedging and Pledging Policy

We have adopted an Insider Trading Policy governing the purchase, sale and other dispositions of the Company’s securities by directors, officers and employees that is reasonably designed to promote compliance with insider trading laws, rules and regulations. It is also the policy of the Company to comply with all applicable securities laws when transacting in its own securities.

Pursuant to the Company’s Insider Trading Policy, all directors and certain senior officers, including each officer who files Section 16 reports under the Exchange Act, are prohibited from engaging in any hedging transactions with respect to the Company’s securities or any derivatives thereof. Those persons are also prohibited from entering into a pledge of Company securities as collateral for a loan or holding Company securities in a margin account without advance approval.

Clawback Policy

We maintain a compensation clawback policy covering each of our current and former executive officers, in accordance with Nasdaq and SEC rules. The policy provides that, subject to limited exceptions where recovery is determined to be impracticable, if the Company is required to restate its financial results due to material noncompliance with financial reporting requirements under the securities laws, the Compensation Committee must take reasonably prompt action to recover any incentive-based compensation from the executive officer, to the extent that the compensation exceeded what would have been paid to the executive officer under the restatement. Recovery applies to any such excess incentive-based compensation received by any covered executive officer during the three completed fiscal years immediately preceding the earlier of (i) the date on which the Company concludes, or reasonably should have concluded, that an accounting restatement is required, or (ii) the date a court, regulator, or other legally authorized body directs the Company to prepare a restatement.

Board’s Role in Risk Oversight

As part of the Board’s meetings, our Board reviews and seeks to assess on an ongoing basis the risks faced by the Company in executing its business plans. These risks include business, operational, technological, financial, commodity price, political, regulatory and cybersecurity risks. The Board periodically receives updates from management on the primary risks facing the Company and the measures the Company is taking to mitigate such risks.

Our Board dedicates time to review and consider the relevant risks that need to be addressed at the time of any Board meeting. In addition to the full Board, the Audit Committee plays an important role in the oversight of the Company’s risk management processes, as well as assessing the Company’s major financial risk exposures. The Compensation Committee is charged with reviewing our compensation policies and practices and confirming that they do not encourage risk taking in a manner that would have a material adverse impact on the Company. The Nominating and Corporate Governance Committee is responsible for overseeing risks related to our governance processes. Each of the Board’s committees reports its findings to the full Board for consideration.

Our Board’s role in risk oversight at the Company is consistent with the Company’s leadership structure, with the Chief Executive Officer and other members of senior management having responsibility for assessing and managing the Company’s risk exposures, and our Board and its committees providing oversight in connection with those efforts and attempts to mitigate identified risks.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors, executive officers and persons who beneficially own more than ten percent of our Common Stock to file reports of ownership and changes in ownership with the SEC. Based solely on a review of the copies of these reports filed with the SEC and written representations made to us by our executive officers and directors, we believe that these persons complied with all applicable filing requirements during the year ended December 31, 2025, except that one late Form 4 was filed by Paul Kern to report one transaction and one late Form 3 was filed by William Robert Steele Jr.

PROPOSAL 2 — RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Appointment of Independent Registered Public Accounting Firm

The Audit Committee is responsible for the appointment, evaluation, compensation, retention, and, if appropriate, termination of the independent registered public accounting firm engaged for the purpose of preparing or issuing an audit report of the Company’s financial statements. The Audit Committee has selected BDO USA, P.C. (“BDO”) to serve as our independent registered public accounting firm for the fiscal year ended December 31, 2026.

Stockholder approval is not required to appoint BDO as the independent registered public accounting firm for the fiscal year ended December 31, 2026. Our Board believes, however, that submitting the appointment of BDO to the stockholders for ratification is a matter of good corporate governance. If our stockholders fail to ratify the selection, it will be considered as notice to the Board and the Audit Committee to consider the selection of a different firm. Even if the appointment is ratified, our Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines such a change would be in our best interests. The ratification of the appointment of BDO as our independent registered public accounting firm requires the affirmative vote of a majority of the votes cast at the Annual Meeting.

Representatives of BDO are expected to be present at the Annual Meeting, and will have the opportunity to make a statement as they desire and are expected to be available to respond to appropriate questions from stockholders.

Change in Registrant’s Certifying Accountant

On April 23, 2025, the Audit Committee approved the dismissal of UHY LLP (“UHY”) as the Company’s independent registered public accounting firm.

UHY’s report of independent registered public accounting firm on the Company’s balance sheets as of December 31, 2024 and 2023 and the related statements of operations, changes in shareholders’ deficit and cash flows for the year ended December 31, 2024 and the period from March 6, 2023 (inception) through December 31, 2023, did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainties, audit scope or accounting principles, except for the substantial doubt about the Company’s ability to continue as a going concern.

During the period from March 6, 2023 (inception) to December 31, 2024, and during the subsequent interim period through April 23, 2025, there were no disagreements with UHY on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of UHY, would have caused UHY to make reference to the subject matter of the disagreements in its reports on the Company’s financial statements for such period.

During the period from March 6, 2023 (inception) to December 31, 2024, and during the subsequent interim period through April 23, 2025, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended).

The change in certifying accountant was previously disclosed in a Current Report on Form 8-K, filed with the SEC on April 25, 2025. A copy of UHY’s letter addressed to the SEC stating whether or not it agreed with the statements in the Current Report on Form 8-K was included as an exhibit to such filing.

On April 23, 2025, the Audit Committee approved the engagement of Horne LLP (“Horne”) as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements for the year ending December 31, 2025. Horne previously served as the independent registered public accounting firm of c (“USARE OpCo”) prior to the Merger. During the period from March 6, 2023 (inception) to December 31, 2024, and the subsequent interim period through April 23, 2025, the Company did not consult Horne with respect to (i) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company by Horne that Horne concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

Effective as of November 1, 2025, the partners and professional staff of Horne joined BDO. As a result of this transaction, Horne resigned as the Company’s independent registered public accounting firm effective as of November 1, 2025. Effective as of November 1, 2025, following the resignation of Horne, the Company, through and with the approval of its Audit Committee, appointed BDO as its independent registered public accounting firm.

The report of Horne on the financial statements of the Company for the fiscal years ended December 31, 2024 and 2023, did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s fiscal years ended December 31, 2024 and 2023, and through October 31, 2025, there were no disagreements between the Company and Horne on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Horne, would have caused Horne to make reference to the subject matter of the disagreements in connection with its audit report on the Company’s financial statements. During the Company’s past fiscal years ended December 31, 2024 and 2023, and the interim period through October 31, 2025, Horne did not advise the Company of any of the matters specified in Item 304(a)(1)(v) of Regulation S-K.

The change in certifying accountant was previously disclosed in a Current Report on Form 8-K, filed with the SEC on November 6, 2025. A copy of Horne’s letters addressed to the SEC stating whether or not it agreed with the statements in the Current Report on Form 8-K was included as an exhibit to such filing.

During the Company’s fiscal years ended December 31, 2024 and 2023, and through the date of engagement of BDO, neither the Company nor anyone on behalf of the Company consulted with BDO regarding (a) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements as to which the Company received a written report or oral advice that was an important factor in reaching a decision on any accounting, auditing or financial reporting issue; or (b) any matter that was the subject of a disagreement or a reportable event as defined in Items 304(a)(1)(iv) and (v), respectively, of Regulation S-K.

Audit Fees

Horne was the independent registered public accounting firm for USARE OpCo, which is the accounting predecessor to the Company. On April 23, 2025, after closing the Merger, the Audit Committee approved the dismissal of UHY and the engagement of Horne as the Company’s independent registered public accounting firm. Effective as of November 1, 2025, the partners and professional staff of Horne joined BDO. As a result of this transaction, Horne resigned as the Company’s independent registered public accounting firm effective as of November 1, 2025 and the Company, through and with the approval of the Audit Committee, appointed BDO as its independent registered public accounting firm.

The following table sets forth the aggregate fees billed to us and USARE OpCo by BDO and Horne for the fiscal years ended December 31, 2024 and 2025:

	2024	2025
Audit Fees(1)	$221,525	$448,503
Total:	$221,525	$448,503

____________

(1)      Audit fees consist of fees for services performed in connection with our initial public offering (our “IPO”), review of the financial information included in our Quarterly Reports on Form 10-Q and our Annual Report on Form 10-K for the respective periods, and auditor consents.

Audit Committee Pre-Approval Procedures for Independent Registered Public Accounting Firm

Consistent with SEC policies regarding auditor independence and our Audit Committee’s charter, the Audit Committee has responsibility for engaging, setting compensation for and reviewing the performance of the independent registered public accounting firm. In exercising this responsibility, the Audit Committee has established procedures relating to the approval of all audit and non-audit services that are to be performed by our independent registered public accounting firm and pre-approves all audit and permitted non-audit services provided by any independent registered public accounting firm prior to each engagement (subject to the de minimis exception for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act that are approved by the Committee prior to the completion of the audit). Since the Merger, all of the services provided by Horne and BDO listed in the table above were pre-approved by the Audit Committee.

Required Vote

Approval of the Ratification Proposal requires that the majority of the votes properly cast (excluding any abstentions or broker non-votes) vote for approval. Abstentions and broker non-votes are treated as present and entitled to vote and, therefore, will be counted in connection with the determination of whether a valid quorum is established, but will have no effect on the outcome of the Ratification Proposal.

OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF BDO USA, P.C. AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

AUDIT COMMITTEE REPORT

The Audit Committee consists solely of independent directors, as required by and in compliance with SEC rules and regulations and the Nasdaq rules. The Audit Committee operates pursuant to a written charter adopted by the Board.

The Audit Committee is responsible for assisting the Board in its oversight responsibilities related to accounting policies, internal controls, financial reporting, and legal and regulatory compliance. Management of the Company has the primary responsibility for the Company’s financial reporting processes, principles and internal controls as well as the preparation of its financial statements. The Company’s independent registered public accounting firm is responsible for performing an audit of the Company’s financial statements and expressing an opinion as to the conformity of such financial statements with accounting principles generally accepted in the United States (“U.S. GAAP”).

The Audit Committee has reviewed and discussed the Company’s audited financial statements as of and for the year ended December 31, 2025 with management and the independent registered public accounting firm. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. In addition, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm its independence.

Based on the review and discussions described above, the Audit Committee recommended to the Board that the Company’s audited financial statements be included in its Annual Report on Form 10-K for the year ended December 31, 2025, for filing with the SEC.

Submitted by the Audit Committee of the Company’s Board.

Otto C. Schwethelm
Michael C. Senft
Carolyn Trabuco

The foregoing Audit Committee Report shall not be deemed to be soliciting material or be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or under the Exchange Act, except to the extent the Company specifically incorporates this information by reference, and shall not otherwise be deemed to be filed with the SEC under the Securities Act or the Exchange Act.

EXECUTIVE OFFICERS

The following table sets forth the name, age and position(s) of each of our current executive officers. Our executive officers are appointed by, and serve at the discretion of, our Board. There are no family relationships among our directors and executive officers.

Name	Age	Position
Barbara Humpton	65	Chief Executive Officer and Director
William Robert Steele, Jr.	60	Chief Financial Officer
Valerie Ford Jacob	73	Chief Legal Officer

Barbara Humpton.    Barbara Humpton is our Chief Executive Officer. Prior to joining the Company in October 2025, Ms. Humpton served as President and Chief Executive Officer of Siemens USA. Prior to being named President and Chief Executive Officer of Siemens USA in 2018, Ms. Humpton served as President and Chief Executive Officer of Siemens Government Technologies and was responsible for implementing Siemens products and services for federal government agencies and departments. Prior to joining Siemens in 2011, Ms. Humpton served as a Vice President at Booz Allen Hamilton and was a Vice President and Director at Lockheed Martin Corporation. Ms. Humpton serves on the board of MARA Holdings, Inc. She previously served on the boards of Fluence Energy Inc. and Triumph Group Inc. Ms. Humpton received her BS in Mathematics from Wake Forest University.

William Robert Steele Jr.    William Robert Steele Jr. is our Chief Financial Officer. Prior to joining the Company in March 2025, Mr. Steele served as the Global Chief Financial Officer of Mujin Corp., a physical AI industrial robotics software platform, from October 2024 until March 2025. Prior to his role at Mujin Corp., Mr. Steele spent six years at Bank of America Securities as a Managing Director from 2018 to October 2024. He also previously served as Managing Director at Stifel from 2005 to 2018, Director and Managing Director at SC Cowen Securities Corporation from 2000 to 2005, and Principal at Banc of America Securities, Inc. from 1993 to 1996. Mr. Steele received his bachelor’s degree from University of California, Santa Barbara and a Master of Business Administration from the Anderson School at UCLA.

Valerie Ford Jacob.    Valerie Ford Jacob serves as our Chief Legal Officer and Corporate Secretary. Prior to joining the Company in March 2026, Ms. Jacob was a Senior Counsel from May 2025 until March 2026 and a partner from September 2014 until May 2025 at Freshfields US LLP. Prior to her role at Freshfields US LLP, Ms. Jacob was a partner at Fried, Frank, Harris, Shriver & Jacobson LLP from 1980 until 2014 where she served as Chairperson from 2003 until March 2014. Ms. Jacob received her J.D. from Cornell University and her bachelor’s degree from Boston University.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
MANAGEMENT OF THE COMPANY

The following table sets forth information regarding the beneficial ownership of the Common Stock and Series A Preferred Stock as of April 8, 2026, the Record Date, for:

•        each of our named executive officers and directors;

•        all of our executive officers and directors as a group; and

•        each person who was a beneficial owner of more than 5% of a class of our equity securities.

As of April 8, 2026, there were 217,985,608 shares of Common Stock and 1,224,351 shares of Series A Preferred Stock, representing 2,379,796 shares of Common Stock on an as-converted basis, issued and outstanding.

Except as indicated by footnote and subject to community property laws where applicable, to our knowledge, the persons named in the table below have sole voting and investment power with respect to all shares of our Common Stock and/or Series A Preferred Stock shown as beneficially owned by them.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she, or it possesses sole or shared voting or investment power over that security, including preferred stock and warrants that are currently exercisable for or convertible into shares of Common Stock or exercisable for or convertible into shares of Common Stock within 60 days. Beneficial ownership as presented herein also includes, where applicable, shares issuable pursuant to earnout arrangements that were determined to have been earned as of April 15, 2026, notwithstanding that such earnout shares were not issuable as of April 8, 2026, the Record Date. In the table below, shares issuable upon the conversion of shares of Series A Preferred Stock or the exercise of warrants to purchase a number of shares of Common Stock at an initial exercise price of $12.00, with a current exercise price of $7.00, subject to adjustment (the “Preferred Investor Warrants”), that are currently exercisable or exercisable within 60 days are considered outstanding and beneficially owned by the person holding such Series A Preferred Stock and/or Preferred Investor Warrants for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Shares of Common Stock issuable upon conversion of Series A Preferred Stock take into account accrued and unpaid payment-in-kind dividends as of April 8, 2026 and the conversion price of $7.00 as of April 8, 2026. Shares of Common Stock issuable upon exercise of Preferred Investor Warrants are based on the current exercise price of $7.00 as of April 8, 2026.

Percentage of total voting power in the table below reflects the voting power of the named persons with respect to all outstanding shares of our Common Stock and Series A Preferred Stock as a single class. As of April 8, 2026, the holders of Common Stock are entitled to one vote per share and each holder of Series A Preferred Stock is entitled to a number of votes equal to the number of shares of Series A Preferred Stock held by such holder as of April 8, 2026 multiplied by 1.9437 and rounded up to the nearest whole share.

Directors and Named Executive Officers(1)	Number of shares of Common Stock	%	Number of shares of Series A Preferred Stock	%	Total Voting %
Michael Blitzer(2)	4,801,887	2.2%	411,018	33.6%	2.2%
Barbara Humpton	—	—	—	—	—
Thomas Caulfield(3)	55,048	*	—	—	*
Mordechai Gutnick(4)	14,641,127	6.7%	—	—	6.7%
Paul Kern(5)	209,518	*	—	—	*
David Kronenfeld(6)	130,113	*	—	—	—
Otto Schwethelm(7)	30,483	*	—	—	—
Michael Senft(8)	30,483	*	—	—	—
Carolyn Trabuco(9)	31,783	*	—	—	—
William Robert Steele Jr.(10)	75,827	*	—	—	—
All officers and directors as a group (11 individuals)	20,006,269	9.1%	411,018	33.6%	8.9%

Directors and Named Executive Officers(1)	Number of shares of Common Stock	%	Number of shares of Series A Preferred Stock	%	Total Voting %
Five Percent Holders
Alyeska Master Fund, L.P.(11)	12,933,246	5.9%	—	—	5.9%
Inflection Point Fund I, LP(12)	1,229,463	*	343,137	28.0%	*
Bowon M&P Co., Ltd.(13)	2,139,816	1.0%	367,000	30.0%	*
Alto Opportunity Master Fund, SPC – Segregated Master Portfolio B(14)	400,920	*	103,196	8.4%	*
Michael Blitzer 2012 Revocable Living Trust(15)	1,646,404	*	411,018	33.6%	*

____________

*        Less than one percent

(1)      Unless otherwise noted, the business address of each person is 100 W Airport Road, Stillwater, Oklahoma 74075, c/o USARE.

(2)      Consists of (i) 411,018 shares of Series A Preferred Stock held by the Michael Blitzer 2012 Revocable Living Trust, (ii) 798,904 shares of Common Stock issuable upon conversion of 411,018 shares of Series A Preferred Stock held by the Michael Blitzer 2012 Revocable Living Trust, (iii) 3,125,000 shares of Common Stock held by the Sponsor, (iv) 847,500 shares of Common Stock held by the Michael Blitzer 2012 Revocable Living Trust, and (v) 30,483 RSUs that will vest on May 20, 2026. Mr. Blitzer is the grantor and trustee of the Michael Blitzer 2012 Revocable Living Trust and holds voting and investment discretion with respect to the securities held of record by the Michael Blitzer 2012 Revocable Living Trust. Mr. Blitzer disclaims any beneficial ownership of the securities held by the Michael Blitzer 2012 Revocable Living Trust, other than to the extent of any pecuniary interest he may have therein. Mr. Blitzer is the sole managing member of Inflection Point Holdings II LLC and holds voting and investment discretion with respect to the securities held of record by Inflection Point Holdings II LLC. Mr. Blitzer disclaims any beneficial ownership of the securities held by the Sponsor, other than to the extent of any pecuniary interest he may have therein, directly or indirectly.

(3)      Consists of 52,500 shares owned by the Thomas Caulfield Revocable Trust and 2,548 RSUs that will vest on June 3, 2026.

(4)      Consists of 14,610,644 shares held of record by The Critical Minerals Trust, of which Mordechai Gutnick is the trustee. Mr. Gutnick is the sole beneficial owner of such shares. Also consists of 30,483 RSUs that will vest on May 20, 2026.

(5)      Consists of 179,035 shares owned and 30,483 RSUs that will vest on May 20, 2026.

(6)      Consists of 84,616 shares owned and 45,497 RSUs that will vest on May 20, 2026.

(7)      Consists of 30,483 RSUs that will vest on May 20, 2026.

(8)      Consists of 30,483 RSUs that will vest on May 20, 2026.

(9)      Consists of 1,300 shares owned and 30,483 RSUs that will vest on May 20, 2026.

(10)    Consists of 75,827 RSUs that will vest on May 20, 2026.

(11)    Alyeska Investment Group, L.P., the investment manager of Alyeska Master Fund, L.P. (“Alyeska”), has voting and investment control of the shares held by Alyeska. Anand Parekh is the Chief Executive Officer of Alyeska Investment Group, L.P. and may be deemed to be the beneficial owner of such shares. Mr. Parekh, however, disclaims any beneficial ownership of the shares held by Alyeska. The registered address of Alyeska Master Fund, L.P. is at c/o Maples Corporate Services Limited, P.O. Box 309, Ugland House, South Church Street George Town, Grand Cayman, KY1-1104, Cayman Islands. Alyeska Investment Group, L.P. is located at 77 W. Wacker, Suite 700, Chicago IL 60601.

(12)    Consists of (i) 343,137 shares of Series A Preferred Stock held by Inflection Point Fund I, LP (“Inflection Point Fund”), (ii) 666,963 shares of Common Stock issuable upon conversion of 343,137 shares of Series A Preferred Stock held by Inflection Point Fund, and (iii) 562,500 shares of Common Stock held by Inflection Point Fund. Inflection Point Asset Management LLC and Inflection Point GP I LLC are the investment manager and general partner, respectively, of Inflection Point Fund. Voting and dispositive power over securities beneficially owned by Inflection Point Fund are vested in an investment committee of three members, including Michael Blitzer, Chairman of the Company’s Board, Kevin Shannon, an advisor to the Company’s Board, and a third individual who does not have, and has not had during the past three years, any relationship with the Company or any of its predecessors or affiliates. Under the so-called “rule of three,” if voting and dispositive decisions regarding an entity’s securities are made by two or more individuals, and a voting and dispositive decision requires the approval of a majority of those individuals, none of the individuals is deemed a beneficial owner of the entity’s securities. The business address of Inflection Point Fund is 1680 Michigan Ave, Suite 700 #1016, Miami Beach, FL 33139.

(13)    Consists of (i) 367,000 shares of Series A Preferred Stock held by Bowon M&P Co., Ltd. (“Bowon”), (ii) 713,345 shares of Common Stock issuable upon conversion of 367,000 shares of Series A Preferred Stock held by Bowon, and (iii) 1,426,471 shares of Common Stock issuable upon exercise of a Preferred Investor Warrant held by Bowon. The address for Bowon M&P Co., Ltd. (“Bowon”) is Nabul-Li 133, Samho-Eup, Youngam-Gun, Jeonnam, South Korea. The Company was informed by Bowon that the beneficial owner of the shares held of record by Bowon is Mr. Kwangshik Ma.

(14)    Consists of (i) 103,196 shares of Series A Preferred Stock, (ii) 200,584 shares of Common Stock issuable upon conversion of 103,196 shares of Series A Preferred Stock at the initial exercise price and excluding any accrued and unpaid payment-in-kind dividends and (iii) 200,336 shares of Common Stock issuable upon exercise of a Preferred Investor Warrant. Ayrton Capital LLC, the investment manager to Alto Opportunity Master Fund, SPC — Segregated Master Portfolio B, has discretionary authority to vote and dispose of the shares held by Alto Opportunity Master Fund, SPC — Segregated Master Portfolio B and may be deemed to be the beneficial owner of these shares. Waqas Khatri, as the managing member of Ayrton Capital LLC, the investment manager of Alto Opportunity Master Fund, SPC — Segregated Master Portfolio B, may be deemed to share beneficial ownership of the reported securities. Ayrton Capital LLC and Mr. Khatri each disclaim any beneficial ownership of these securities. The business address for Alto Opportunity Master Fund, Ayrton Capital LLC and Mr. Khatri is c/o Ayrton Capital, 55 Post Road West, 2nd Floor Westport, Connecticut 06880.

(15)    Consists of (i) 411,018 shares of Series A Preferred Stock held by the Michael Blitzer 2012 Revocable Living Trust, (ii) 798,904 shares of Common Stock issuable upon conversion of 411,018 shares of Series A Preferred Stock held by the Michael Blitzer 2012 Revocable Living Trust and (iii) 847,500 shares of Common Stock held by the Michael Blitzer 2012 Revocable Living Trust. Mr. Blitzer is the grantor and trustee of the Michael Blitzer 2012 Revocable Living Trust and holds voting and investment discretion with respect to the securities held of record by the Michael Blitzer 2012 Revocable Living Trust. Mr. Blitzer disclaims any beneficial ownership of the securities held by the Michael Blitzer 2012 Revocable Living Trust, other than to the extent of any pecuniary interest he may have therein.

EXECUTIVE COMPENSATION

This section discusses the 2025 executive compensation program for the named executive officers in the “Summary Compensation Table” below. In 2025, the Company’s “named executive officers” and their positions (or former positions) were as follows:

•        Barbara Humpton, Chief Executive Officer;

•        Joshua Ballard, former Chief Executive Officer;

•        William Robert Steele Jr., Chief Financial Officer; and

•        David Kronenfeld, former Chief Legal Officer.

Summary Compensation Table

The following table sets forth information concerning the compensation of the Company’s named executive officers for the years ended December 31, 2025 and December 31, 2024.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(2)	Stock Awards ($)(3)	Option Awards ($)(3)	All Other Compensation ($)(4)	Total ($)
Barbara Humpton(5)	2025	167,308	—	11,536,719	—	627	11,704,645
Chief Executive Officer
Joshua Ballard(6)	2025	351,346	—	4,637,862	—	526,879	5,516,087
Former Chief Executive Officer	2024	8,654	—	—	—	—	8,654
William Robert Steele Jr.(7)	2025	311,539	246,181	4,245,589	—	23,962	4,827,271
Chief Financial Officer
David Kronenfeld(8)	2025	305,000	195,000	1,622,238	—	120,192	2,242,430
Former Chief Legal Officer	2024	260,000	65,000	—	35,268	108,400	468,668

____________

(1)      The amount in this column reflects the amount of base salary earned for fiscal years 2025 and 2024 by the named executive officers. See “— Base Salaries” below for more details regarding the named executive officers’ salaries.

(2)      The amounts for each year shown were paid to the employee in the following year (e.g., 2025 Bonuses were earned in 2025 and paid to the employee in 2026).

(3)      Amount represents the aggregate grant date fair value of restricted stock awards or stock option awards granted during 2024 and 2025 computed in accordance with Financial Accounting Standards Codification Topic 718, Compensation — Stock Compensation (“Topic 718”). The assumptions made in the valuation are found in Note 1 and Note 8 to our December 31, 2025 audited consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2025.

(4)      Amounts in this column include matching 401(k) contributions.

(5)      Ms. Humpton was hired as Chief Executive Officer of the Company on October 1, 2025.

(6)      Mr. Ballard was hired as Chief Executive Officer of the Company on December 16, 2024. Mr. Ballard resigned as Chief Executive Officer of the Company on October 1, 2025 and entered into a separation agreement with the Company. See “— Narrative to Summary Compensation Table — Appointment of Certain Named Executive Officers and Departure of Certain Named Executive Officers” for additional information on the separation agreement. Mr. Ballard’s severance payments are reflected in “All Other Compensation.”

(7)      Mr. Steele was hired as Chief Financial Officer of the Company on March 24, 2025.

(8)      Mr. Kronenfeld previously served as the Chief Legal Officer. Mr. Kronenfeld received additional compensation of $100,000 and $100,000 in 2024 and 2025, respectively, related to the successful signing of the agreement for the Merger in 2024 and successful completion of the Merger in 2025, which payments are reflected in “All Other Compensation.”

Narrative to Summary Compensation Table

Executive Appointments

On September 29, 2025, we announced that our Board had appointed Barbara Humpton as the Company’s Chief Executive Officer and as a member of the Board, effective October 1, 2025. Joshua Ballard stepped down as the Company’s Chief Executive Officer and as a member of the Board, effective October 1, 2025. On March 24, 2025, William Robert Steele Jr. was appointed as the Company’s Chief Financial Officer.

Appointment of Certain Named Executive Officers and Departure of Certain Named Executive Officers

In connection with her appointment as the Company’s Chief Executive Officer, the Company and Barbara Humpton entered into an employment agreement (the “Employment Agreement”). The Employment Agreement became effective as of October 1, 2025. Pursuant to the Employment Agreement, Ms. Humpton receives an annual base salary of $750,000, and in connection with her appointment to the role of Chief Executive Officer of the Company, she received the following grants of unvested restricted stock units (“RSUs”) under the USA Rare Earth, Inc. 2024 Omnibus Incentive Plan (the “Omnibus Plan”) and standard form of award agreement thereunder: (a) RSUs with a grant date value of $4,000,000, which will vest in one-third (1/3) increments on the first three anniversaries of the grant date; (b) RSUs with a grant date value of $5,000,000, which will vest in one-third (1/3) increments on the first three anniversaries of the grant date; and (c) RSUs with a grant date value of $1,000,000, which will vest in one-half (1/2) increments on the first two anniversaries of the grant date. In addition, Ms. Humpton participates in, and is eligible to receive payments and benefits under, the Company’s Severance Plan (as defined below) in accordance with its terms.

The Company and William Robert Steele Jr. entered into an employment agreement effective as of March 24, 2025 (the “CFO Employment Agreement”). Pursuant to the CFO Employment Agreement, Mr. Steele receives an annual base salary of $400,000 and is eligible for an annual cash bonus based on the achievement of certain performance targets, with a target bonus opportunity equal to sixty percent of his annual base salary. Mr. Steele is also eligible to receive equity awards under the Omnibus Plan, and in connection with the commencement of his employment, he was granted equity awards under the Omnibus Plan with a grant date value of approximately $2,000,000. Mr. Steele is eligible to participate in all employee benefit programs that are generally provided to all senior executives and employees, subject to the terms and conditions of such plans, as in effect from time to time, as well as reimbursement of business expenses in accordance with the policies and procedures of the Company. The CFO Employment Agreement also contains certain restrictive covenants, including restrictions regarding confidentiality, non-solicitation and non-disparagement. If on or before December 31, 2026, Mr. Steele is terminated by the Company without Cause (as defined in the CFO Employment Agreement) or Mr. Steele resigns for Good Reason (as defined in the CFO Employment Agreement), Mr. Steele will be entitled to the following payments and benefits, subject to his execution of an effective release of claims and continued compliance with certain restrictive covenants: (i) an amount equal to his monthly base salary rate in effect on the date of termination, paid monthly for a period of six months, (ii) any annual bonus for the calendar year preceding the termination date to the extent earned but unpaid, (iii) accelerated vesting of the next tranche of his Initial Award (as defined in the CFO Employment Agreement), and (iv) subject to his timely election and remaining eligible for continuation coverage under the Consolidated Omnibus Budget Reconciliation Act (COBRA), reimbursement for the monthly premium for continuation coverage (at the coverage levels in effect immediately prior to the termination date) until the earlier of (x) the end of the six-month period following termination and (y) the date Mr. Steele becomes eligible for health benefits through any arrangement sponsored by, or paid for by, a subsequent employer. Mr. Steele is eligible to participate in the Company’s Severance and Change of Control Protection Plan; provided, that Mr. Steele will be entitled to the higher severance rights, payments and compensatory benefits provided under the Company’s Severance and Change of Control Protection Plan and the CFO Employment Agreement, but not severance rights, payments and compensatory benefits under both the Company’s Severance and Change of Control Protection Plan and the CFO Employment Agreement.

While the 2025 and 2024 compensation of Mr. Ballard is disclosed above, his employment was terminated effective October 1, 2025. A discussion of the payments and benefits he received in connection with the termination of his employment is discussed below in the section entitled “Executive Compensation Arrangements.”

Joshua Ballard stepped down as the Company’s Chief Executive Officer and as a member of the Board, effective October 1, 2025. In connection with Mr. Ballard’s separation and effective on October 1, 2025, the Company and Mr. Ballard entered into a General Separation and Release of Claims Agreement (the “Ballard Separation Agreement”), pursuant to which Mr. Ballard will receive the severance payments and benefits otherwise payable to him under the Company’s Severance and Change of Control Protection Plan and certain additional benefits as agreed between Mr. Ballard and the Company, which include (a) a cash severance payment of $450,000, which is equal to 12 months’ of Mr. Ballard’s annual base salary; (b) payment of the Company’s portion of Mr. Ballard’s health and welfare benefit costs pursuant to COBRA for 12 months; (c) accelerated vesting of Mr. Ballard’s “founder” award of unvested time-based restricted stock units in respect of 90,992 shares of the Company’s common stock; and (d) in exchange for Mr. Ballard’s continued employment by the Company for a one month transitional period ending October 31, 2025 following his resignation as Chief Executive Officer, a lump sum cash payment equal to one month of base salary, totaling $37,500. The Ballard Separation Agreement provides that Mr. Ballard will remain bound by the restrictive covenants (including those related to confidentiality, employee and customer non-solicitation, and non-disparagement) contained therein. The Ballard Separation Agreement contains other customary terms and conditions, including a release by Mr. Ballard of any claims against the Company. In addition, the Ballard Separation Agreement provides that, following October 31, 2025, Mr. Ballard will remain engaged by the Company as a consultant through January 1, 2026.

Base Salaries

The named executive officers received an annual base salary to compensate them for services rendered to the Company. The base salary payable to each named executive officer was intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role and responsibilities. The actual base salaries earned by the Company’s named executive officers for services in 2025 and 2024 are set forth above in the Summary Compensation Table in the column entitled “Salary.” The Compensation Committee periodically evaluates appropriate increases to base salaries and, during 2025, Mr. Steele’s base salary was increased from $400,000 to $600,000 and Mr. Kronenfeld’s base salary was increased from $260,000 to $325,000.

Annual Bonuses

The Company’s named executive officers were eligible to earn annual bonuses for their service during fiscal 2025, as determined in the discretion of the Compensation Committee of the Company based on its review of the Company’s performance for the applicable year and each named executive officer’s individual performance and contributions to the success of the Company. As shown in the Summary Compensation Table, Mr. Steele and Mr. Kronenfeld earned bonuses of $246,181 and $195,000, respectively, for their services with respect to 2025.

2025 Equity Grants and Acceleration

During 2025, in connection with executive transitions and other retention considerations, the following equity grants were made to the Company’s current executive officers:

•        the Company’s Chief Executive Officer, Barbara Humpton, was awarded 250,662 RSUs vesting ratably over a three-year period, 313,327 RSUs vesting ratably over a three-year period and 62,666 RSUs vesting ratably over a two-year period;

•        the Company’s Chief Financial Officer, William Robert Steele Jr., was awarded 90,992 RSUs vesting ratably over a two-year period, 90,992 RSUs vesting ratably over a three-year period, and 62,666 RSUs vesting ratably over a two-year period;

•        the Company’s General Counsel and former Chief Legal Officer, David Kronenfeld, was awarded 27,298 RSUs vesting ratably over a two-year period, 40,947 RSUs vesting ratably over a three-year period, 18,199 RSUs vesting in May 2026, and 11,096 RSUs vesting ratably over a three-year period; and

•        the Company’s former Chief Executive Officer, Joshua Ballard, was awarded 90,992 RSUs vesting ratably over a two-year period and 181,984 RSUs vesting ratably over a three-year period.

In connection with his separation, Mr. Ballard’s “founder” award of unvested time-based restricted stock units will accelerate in respect of 90,992 shares of the Company’s Common Stock.

Other Elements of Compensation

Milestone Payment

Mr. Kronenfeld received additional compensation of $100,000 in 2025 related to the successful completion of the Merger, which payment is reflected in “All Other Compensation.”

Retirement Plans

Our employees, including our named executive officers, are eligible to participate in our 401(k) Plan (the “401(k) Plan”). Our executive officers are eligible to participate in the 401(k) Plan on the same terms and conditions as other full-time employees, subject to the terms and eligibility requirements of the plan. The Code allows eligible employees to defer a portion of their compensation, within prescribed limits, on a pre-tax basis through contributions to the 401(k) Plan. Currently, we make safe harbor matching contributions to the 401(k) Plan equal to 100% of employee contributions not in excess of 1% of their compensation and 50% of employee contributions not in excess of 6% of their compensation, and these matching contributions are fully vested as of the date on which the contribution is made. We believe that providing a vehicle for tax-deferred retirement savings through our 401(k) Plan, and making matching contributions, adds to the overall desirability of our executive compensation package and further incentivizes our employees, including our named executive officers, in accordance with our compensation policies.

Severance Plan

On August 11, 2025, the Board and Compensation Committee approved the USA Rare Earth, Inc. Severance and Change of Control Protection Plan (the “Severance Plan”), pursuant to which the Company’s executive officers and certain senior management employees, as determined by the Compensation Committee (the “Eligible Participants”), may be eligible for certain severance benefits. Pursuant to the Severance Plan, in the event that an Eligible Participant’s employment is terminated by the Company without cause or the Eligible Participant resigns for good reason, in each case not in connection with a change in control (all as defined in the Severance Plan) and subject to the effectiveness of a separation agreement including a general release of claims, the Eligible Participant is entitled to the following: (i) for the CEO, 12 months of base salary and 12 months of COBRA coverage and (ii) for all other Eligible Participants 6 months of base salary and 6 months of COBRA coverage, and for both the CEO and other Eligible Participants, acceleration of the next tranche of outstanding equity awards at the time of termination, with performance awards vesting based on target performance.

All of our full-time employees, including our named executive officers, are eligible to participate in our health and welfare plans, including:

•        medical, dental and vision benefits;

•        life insurance; and

•        short-term and long-term disability insurance.

We believe the health and welfare benefits described above are necessary and appropriate to provide a competitive compensation package to our named executive officers.

We do not maintain any executive-specific benefits or perquisites for our named executive officers.

No Tax Gross-Ups

We do not make gross-up payments to cover our named executive officers’ personal income taxes that may pertain to any of the compensation or perquisites paid or provided by our company.

Outstanding Equity Awards at Fiscal Year-End

The following table summarizes the number of equity awards held by each named executive officer that were outstanding as of December 31, 2025. All such awards were granted under the Company’s Omnibus Plan.

Name	Grant Date	Stock Awards
		Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(9)
Barbara Humpton	10/1/25(1)	250,662	2,982,878
	10/1/25(1)	313,327	3,728,591
	10/1/25(2)	62,666	745,725
Joshua Ballard	8/13/25(3)	90,992	1,082,805
	8/13/25(4)	181,984	2,165,610
William Robert Steele Jr.	10/1/25(2)	62,666	745,725
	8/13/25(5)	90,992	1,082,805
	8/13/25(6)	90,992	1,082,805
David Kronenfeld	12/19/25(7)	11,095	132,031
	8/13/25(6)	27,298	324,846
	8/13/25(5)	40,947	487,269
	8/13/25(8)	18,199	216,568

____________

(1)      Represents RSUs that vest ratably over three years in 33 1/3% tranches, beginning on October 1, 2026.

(2)      Represents RSUs that vest ratably over two years in 50% tranches, beginning on October 1, 2026.

(3)      Represents RSUs that were to vest ratably over two years in 50% tranches. Such RSUs vested on an accelerated basis on January 1, 2026 in connection with Mr. Ballard’s separation from service.

(4)      Represents RSUs that were cancelled on October 1, 2025 in connection with Mr. Ballard’s separation from service.

(5)      Represents RSUs that vest ratably over three years in 33 1/3% tranches, beginning on May 20, 2026.

(6)      Represents RSUs that vest ratably over two years in 50% tranches, beginning on May 20, 2026.

(7)      Represents RSUs that vest ratably over three years in 33 1/3% tranches, beginning on December 1, 2026.

(8)      Represents RSUs that vest fully on May 20, 2026.

(9)      Based on the market value of shares as of December 31, 2025.

Executive Compensation Arrangements

Former Executive Officers

The Company and Joshua Ballard entered into an employment agreement, dated December 16, 2024 pursuant to which he was employed as the Chief Executive Officer of the Company and, after the Business Combination, the Company, until October 1, 2025. Under his employment agreement, Mr. Ballard was entitled to certain compensation and benefits pursuant to the agreement, including (i) an annual base salary of $450,000, (ii) commencing in calendar year 2025, eligibility for an annual bonus based on the achievement of performance targets established by the Company’s board of managers, with a target opportunity of 100% of his base salary and a maximum payout of 150% of his base salary and (iii) temporary corporate housing until the Company’s permanent headquarters is established. In addition, while the Chief Executive Officer, he was to be nominated for the Company’s Board. Following the Closing, Mr. Ballard was granted 272,976 RSUs under the Omnibus Plan and subject to the terms of his individual award agreements thereunder. Except as provided by the terms of the Ballard Separation Agreement, Mr. Ballard forfeited all such RSUs in connection with stepping down from the role of Chief Executive Officer of the Company. In connection with Mr. Ballard’s separation, he is entitled to payments and benefits in accordance with the Ballard Separation Agreement. For additional information regarding the Ballard Separation Agreement, please see “— Narrative to Summary Compensation Table — Departure of Certain Named Executive Officers” above.

For purposes of Mr. Ballard’s employment agreement, “cause” generally means, subject to certain notice and cure rights: (A) conviction of, or plea of nolo contendere to, a felony crime involving deceit, dishonesty or fraud; (B) embezzlement, theft, fraud or misappropriation of any funds or property of the Company or any subsidiary or any affiliate, customer or vendor of the Company or any subsidiary; (C) personal dishonesty or material breach of fiduciary duty that involves personal profit or damage to the Company or any affiliate; (D) misconduct in connection with his duties or failure to perform his responsibilities as reasonably directed by the Company (other than as a result of disability); (E) material and repeat violation of any company rule, regulation, procedure or policy; (F) refusal to perform his duties and responsibilities as reasonably directed by our Board; (G) use of alcohol or drugs that substantially interferes with his ability to perform his duties; (H) any act or omission intended to harm or damage the business, property, operations, financial condition or reputation of the Company or any of its affiliates; or (I) breach of any provision of any employment, non-disclosure, non-competition, non-solicitation or other similar agreement.

Omnibus Plan

Effective as of March 13, 2025, the Company adopted the Omnibus Plan under which the Company may grant equity and equity-based incentive awards to officers, employees, non-employee directors and consultants.

Certain employees, directors, officers, advisors or consultants of the Company or its affiliates are eligible to participate in the Omnibus Plan. The Omnibus Plan is administered by the Compensation Committee, subject to the limitations imposed under the Omnibus Plan and applicable laws. The Compensation Committee generally has the authority to designate participants, determine the type or types of awards to be granted to a participant, determine the terms and conditions of any agreements evidencing any awards granted under the Omnibus Plan, accelerate the vesting or exercisability of, payment for or lapse of restrictions on, awards and to adopt, alter and repeal rules, guidelines and practices relating to the Omnibus Plan. The Compensation Committee has full discretion to administer and interpret the Omnibus Plan and to make any other determinations and/or take any other action that it deems necessary or desirable for the administration of the Omnibus Plan, and any such determinations or actions taken by the Compensation Committee are final, conclusive and binding upon all persons and entities. The Compensation Committee may delegate to one or more officers of the Company or any affiliate the authority to act on behalf of the Compensation Committee with respect to any matter, right, obligation or election that is the responsibility of or that is allocated to the Compensation Committee in the Omnibus Plan and that may be so delegated as a matter of law, except for grants of awards to persons subject to Section 16 of the Exchange Act.

The Company has reserved a total of 13,000,000 shares of stock for issuance pursuant to the Omnibus Plan and the maximum number of shares that may be issued pursuant to the exercise of incentive stock options granted under the Omnibus Plan is 13,000,000, in each case, subject to certain adjustments set forth therein.

Director Compensation

In fiscal year 2025 and pursuant to our director compensation policy, our non-employee directors were eligible to receive (i) annual cash retainers in the amount of $60,000 in respect of Board membership, $10,000 in respect of service as a member of the Audit Committee (or $20,000 in respect of service as the chair of the Audit Committee), $7,500 in respect of service as a member of the Compensation Committee (or $15,000 in respect of service as the chair of the Compensation Committee) and $5,000 in respect of service as a member of the Nominating and Corporate Governance Committee (or $10,000 in respect of service as the chair of the Nominating and Corporate Governance Committee) and (ii) equity awards in the form of RSUs. We reimburse all reasonable out-of-pocket expenses incurred by directors for their attendance at meetings of our Board or any committee thereof. In fiscal 2025, each Board member received a special one-time RSU “founder” grant valued at $200,000, and each non-employee Board member received a special one-time RSU grant valued at $75,000 in recognition of their substantial contributions to our acquisition of Less Common Metals Ltd.

Individuals who served as non-employee directors of the Company during the fiscal year 2025 were awarded the following compensation. Employee directors are not compensated for their additional service provided to the Board and thus are not included in the table below.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1),(2)	Total ($)
Michael Blitzer	91,818	610,950	702,768
Mordechai Gutnick	51,895	610,950	662,845
Paul Kern	57,883	610,950	668,833
Otto Schwethelm	69,859	610,950	680,809
Michael Senft	63,871	610,950	674,821
Tready Smith(3)	47,903	610,950	658,853
Carolyn Trabuco	67,862	610,950	678,813

____________

(1)      The aggregate number of RSUs outstanding at December 31, 2025 for our directors was as follows: 35,537 RSUs outstanding for Michael Blitzer, 35,537 RSUs outstanding for Mordechai Gutnick, 35,537 RSUs outstanding for Paul Kern, 35,537 RSUs outstanding for Otto Schwethelm, 35,537 RSUs outstanding for Michael Senft, 35,537 RSUs outstanding for Tready Smith, and 35,537 RSUs outstanding for Carolyn Trabuco.

(2)      Amount represents the aggregate grant date fair value of incentive units computed in accordance with Topic 718. The assumptions made in the valuation are found in Note 1 and Note 8 to our December 31, 2025 audited consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2025.

(3)      Tready Smith resigned from the Board in March 2026.

Equity Grant Procedures

The Compensation Committee of the Board approves equity awards for our named executive officers on or before the date of grant. The Company does not permit the timed disclosure of material non-public information for the purpose of affecting the value of executive compensation.

TRANSACTIONS WITH RELATED PERSONS

Inflection Point Related Person Transactions

Founder Shares and Private Placement Warrants

In March 2023, Inflection Point Holdings II LLC (the “Sponsor”), paid $25,000, or approximately $0.004 per share, to cover certain of the IPO offering costs of Inflection Point Acquisition Corp. II (“Inflection Point”) in exchange for 5,750,000 Class B ordinary shares of Inflection Point (“Class B ordinary shares”). Subsequently on May 24, 2023, Inflection Point effected a share recapitalization with respect to the Class B ordinary shares, as a result of which the Sponsor then held 6,325,000 Class B ordinary shares. As a result of the election of the underwriters of Inflection Point’s IPO to partially exercise their over-allotment option on May 30, 2023, 75,000 Class B ordinary shares were forfeited resulting in the Sponsor holding 6,250,000 Class B ordinary shares. On November 18, 2024, pursuant to the terms of Inflection Point’s then-current governing documents, the Sponsor elected to convert 6,200,000 outstanding Class B ordinary shares held by it on a one-for-one basis into Class A ordinary shares of Inflection Point (“Class A ordinary shares”), resulting in the Sponsor owning an aggregate of 6,250,000 ordinary shares, consisting of 6,200,000 Class A ordinary shares and 50,000 Class B ordinary shares. On March 12, 2025, the remaining 50,000 Class B ordinary shares converted into Class A ordinary shares, and immediately thereafter all 6,250,000 Class A ordinary shares converted into 6,250,000 shares of Common Stock upon the continuation of Inflection Point by way of domestication into a Delaware corporation under the applicable provisions of the Companies Act (as revised) of the Cayman Islands and the Delaware General Corporation Law, as amended, prior to the closing of the Merger (the “Domestication”). In addition, on March 12, 2025, Inflection Point changed its name to “USA Rare Earth, Inc.”

Pursuant to the letter agreements dated May 24, 2023, the Sponsor and Inflection Point’s officers and directors agreed not to transfer, assign or sell any of their Class B ordinary shares and any Class A ordinary shares issuable upon conversion thereof until the earlier to occur of: (i) one year after the completion of the initial business combination, or (ii) the date on which Inflection Point (or its successor) completes a liquidation, merger, share exchange or other similar transaction after the initial business combination that results in all of Inflection Point’s shareholders having the right to exchange their Class A ordinary shares for cash, securities or other property; except to certain permitted transferees and under certain circumstances (the lock-up). Notwithstanding the foregoing, if (1) the closing price of Class A ordinary shares equals or exceeds $12.00 per share (as adjusted for share sub-divisions, share capitalizations, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after the initial business combination or (2) if Inflection Point (or its successor) consummates a transaction after the initial business combination which results in Inflection Point’s shareholders having the right to exchange their shares for cash, securities or other property, the covered shares will be released from the lock-up. In connection with the Merger, the lock-up provisions of the letter agreement entered into by the Sponsor were superseded by the Sponsor Lock-Up Agreement (as defined below).

The Sponsor purchased an aggregate of 6,000,000 private placement warrants, simultaneously with the initial closing of the IPO of Inflection Point, at a price of $1.00 per private placement warrant, or $6,000,000 in the aggregate. Each such private placement warrant was exercisable for one Class A ordinary share of Inflection Point and, following the Domestication, for one share of Common Stock, at a price of $11.50 per share, subject to adjustment (the “Private Placement Warrants”). On December 1, 2025, all outstanding Private Placement Warrants were redeemed by the Company. Accordingly, as of the date of this Proxy Statement, there are no Private Placement Warrants outstanding.

Sponsor Lock-Up Agreement

On March 13, 2025, the Sponsor entered into a lock-up agreement with the Company (the “Sponsor Lock-Up Agreement) pursuant to which the Sponsor and its permitted assigns agreed not to, prior to the date that is six months after March 13, 2025 (the “Initial Common Stock Lock-Up Period”), (i) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, (a) any shares of Common Stock the Sponsor received upon conversion of the Class B ordinary shares of Inflection Point in connection with the Domestication (the “Sponsor Lock-Up Shares”), (ii) enter into any swap or other transfer arrangement in respect of the Sponsor Lock-Up Shares or (iii) take any other similar actions (the actions specified in the foregoing clauses (i) through (iii), collectively, “Transfer”) in each case, without the prior written consent of the Board). The Sponsor and its permitted assigns also agreed not to, prior to the date that is one year after March 13, 2025 (the “Second Common Stock Lock-Up Period”) Transfer more than 50% of the Sponsor Lock-Up Shares in each case, without the prior written consent of the Board. In addition, the Sponsor agreed to not Transfer any Private Placement Warrants in connection with the Domestication (or the shares of Common Stock issuable upon exercise of such Private Placement Warrants), prior to the date that was 30 days after March 13, 2025. The Sponsor Lock-Up Agreement provides for certain permitted transfers, including but not limited to, transfers to certain affiliates or family members, transfers of shares acquired on the open market after the consummation of the Merger, subject to certain conditions, or the exercise of certain stock options and warrants. As of the date hereof, the Sponsor Lock-Up Agreement has expired in accordance with its terms.

Related Party Loans

On August 13, 2024, to document existing and future working capital loans, Inflection Point issued a Convertible Promissory Note (the “Convertible Promissory Note”) to Michael Blitzer, Inflection Point’s Chairman and Chief Executive Officer, pursuant to which Inflection Point could borrow up to $2,500,000 from Mr. Blitzer, related to ongoing expenses reasonably related to the business of the Company and the consummation of the Merger. As of June 30, 2025, no amounts were outstanding under the Convertible Promissory Note and the Convertible Promissory Note was terminated.

Arrangements for Forgiveness of Convertible Promissory Note

On August 21, 2024, pursuant to the securities purchase agreement, dated August 21, 2024, by and between USARE OpCo and Michael Blitzer, USARE OpCo issued 122,549 Class A-2 Convertible Preferred Units of USARE OpCo (excluding accrued and unpaid payment-in-kind interest) and a warrant to purchase up to 31,250 Class A Units of USARE OpCo (“USARE Class A Units”) in exchange for Mr. Blitzer’s forgiveness of the remaining 50% of the then-outstanding balance of the Convertible Promissory Note at closing of the Merger. Such 122,549 Class A-2 Convertible Preferred Units of USARE OpCo (including accrued and unpaid payment-in-kind interest) and warrant to purchase up to 31,250 USARE Class A Units converted into 131,048 shares of Series A Preferred Stock (the “Blitzer Conversion Preferred Shares”) and a Preferred Investor Warrant to purchase 31,250 shares of Common Stock upon the closing of the Merger.

On August 21, 2024, pursuant to the securities purchase agreement, dated August 21, 2024 (the “Blitzer Series A SPA”), by and among Inflection Point, USARE OpCo and Mr. Blitzer, Inflection Point agreed to issue at the closing of the Merger, 104,167 shares of Series A Preferred Stock ($1,250,000 in Stated Value) to Mr. Blitzer in exchange for his forgiveness of 50% of the then-outstanding balance of the Convertible Promissory Note at closing of the Merger. On January 22, 2025, Inflection Point, Mr. Blitzer and USARE OpCo amended the Blitzer Series A SPA to provide that Inflection Point would issue to Mr. Blitzer, at closing of the Merger, a number of shares of Series A Preferred Stock equal to the number of Blitzer Conversion Preferred Shares (rather than a fixed 104,167 shares of Series A Preferred Stock) in exchange for his forgiveness of 50% of the then-outstanding balance of the Convertible Promissory Note. The number of shares of Series A Preferred Stock issued at the closing of the Merger pursuant to the Blitzer Series A SPA was 131,048.

Services and Indemnification Agreement

On May 24, 2023, Inflection Point entered into a Services and Indemnification Agreement with the Sponsor, The Venture Collective LLC, an affiliate of Inflection Point and one of its directors, Nicholas Shekerdemian (“TVC”), Peter Ondishin and Kevin Shannon, pursuant to which Inflection Point paid TVC a total of $27,083.33 per month for the services of Peter Ondishin as chief financial officer of Inflection Point and Kevin Shannon as chief of staff for Inflection Point. On March 28, 2024, Inflection Point entered into an Amendment to the Services and Indemnification Agreement pursuant to which, the monthly fee paid to TVC, effective as of January 1, 2024, was reduced from $27,083 to (i) $17,708 for the period from January 1, 2024 to January 31, 2024 and (ii) $24,091 for the period starting February 1, 2024. On August 9, 2024, Inflection Point entered into the Amendment to the Services and Indemnification Agreement pursuant to which, the monthly fee paid to TVC, effective as of April 1, 2024, was reduced from $24,091 to $18,882 for the period starting April 1, 2024. On August 9, 2024, Inflection Point entered into the Amendment to the Services and Indemnification Agreement pursuant to which, the monthly fee paid to TVC, effective as of April 1,

2024, was reduced from $24,091 to $18,882 for the period starting April 1, 2024. The Monthly Fee was further reduced from $18,882 to $14,746 for the period starting September 1, 2024. On November 8, 2024, Inflection Point entered into the Third Amendment to the Services and Indemnification Agreement pursuant to which, the monthly fee paid to TVC, effective as of November 1, 2024, was reduced from $14,746 to $7,373 for the period starting October 1, 2024. Upon completion of the Merger, the Company ceased paying the monthly fee. For the year ended December 31, 2024 and for the period from March 6, 2023 (inception) through December 31, 2023, Inflection Point incurred $204,541 and $196,806 for these services, respectively.

Series A SPA

On August 21, 2024, Inflection Point, USARE OpCo and Inflection Point Fund I, LP (“Inflection Point Fund”), an accredited investor that is an affiliate of Michael Blitzer and the Sponsor, and was an affiliate of Inflection Point, entered into a securities purchase agreement (the “Series A SPA”) pursuant to which Inflection Point Fund agreed to purchase 759,804 shares of Series A Preferred Stock and Preferred Investor Warrants to purchase 759,804 shares of Common Stock at an initial exercise price of $12.00, subject to adjustment, for an aggregate purchase price of $9,117,648 (the “Series A Preferred Stock Investment”). However, on February 3, 2025, Inflection Point Fund pre-funded the Series A Preferred Stock Investment by purchasing an aggregate of 833,333 additional Class A-2 Convertible Preferred Units of USARE OpCo and a Class A Preferred Investor Warrant of USARE OpCo exercisable for an aggregate of 833,333 USARE Class A Units. Pursuant to a Series A SPA Termination Agreement, upon the pre-funding of the Series A Preferred Stock Investment, the Series A SPA was terminated.

On March 11, 2025, Inflection Point entered into that certain securities purchase agreement with Inflection Point Fund and the Sponsor, pursuant to which, at the closing of the Merger, Inflection Point Fund purchased 294,118 shares of Series A Preferred Stock and a Preferred Investor Warrant initially exercisable for 294,118 shares for an aggregate purchase price of $3,000,000.

Inflection Point’s Policy for Approval of Related Party Transactions

The audit committee of the Inflection Point board of directors (the “Inflection Point Board of Directors”) adopted a policy setting forth the policies and procedures for its review and approval or ratification of “related party transactions.” Under such policy, a “related party transaction” was any consummated or proposed transaction or series of transactions: (i) in which Inflection Point was or was to be a participant; (ii) the amount of which exceeds (or is reasonably expected to exceed) the lesser of $120,000 or 1% of the average of Inflection Point’s total assets at year-end for the prior two completed fiscal years in the aggregate over the duration of the transaction (without regard to profit or loss); and (iii) in which a “related party” had, has or will have a direct or indirect material interest. “Related parties” under this policy included: (i) Inflection Point’s directors, nominees for director or executive officers or any person who has served in any of such roles since the beginning of the most recent fiscal year; (ii) any record or beneficial owner of more than 5% of any class of Inflection Point’s voting securities; (iii) any immediate family member of any of the foregoing if the foregoing person is a natural person; and (iv) any other person who may be a “related person” pursuant to Item 404 of Regulation S-K under the Exchange Act. Pursuant to the policy, the audit committee was to consider (i) the relevant facts and circumstances of each related party transaction, including if the transaction was on terms comparable to those that could be obtained in arm’s-length dealings with an unrelated third party, (ii) the extent of the related party’s interest in the transaction, (iii) whether the transaction contravened Inflection Point’s code of ethics or other policies, (iv) whether the audit committee believed the relationship underlying the transaction to be in the best interests of Inflection Point and its shareholders, and (v) the effect that the transaction might have on a director’s status as an independent member of the Inflection Point Board of Directors and on his or her eligibility to serve on the Inflection Point Board of Directors’ committees. Each director, director nominee and executive officer of Inflection Point, as applicable, was required to present to the audit committee each proposed related party transaction, including all relevant facts and circumstances relating thereto. Under the policy, Inflection Point was permitted to consummate related party transactions only if its audit committee approves or ratifies the transaction in accordance with the guidelines set forth in the policy. The policy did not permit any director or executive officer to participate in the discussion of, or decision concerning, a related person transaction in which he or she is the related party.

Agreements Related to the Merger

Seventh A&R Company Operating Agreement

In connection with the Merger, USARE OpCo amended and restated its operating agreement by adopting the A&R Operating Agreement. The A&R Operating Agreement, among other things, permits the issuance and ownership of the units of USARE OpCo as contemplated to be issued and owned upon consummation of the Merger and admits the Company as the manager of USARE OpCo.

A&R Registration Rights Agreement

Prior to the closing of the Merger, the holders of the Class B ordinary shares of Inflection Point, Private Placement Warrants and the Class A ordinary shares underlying such Private Placement Warrants, in each case with respect to Inflection Point, had registration rights to require Inflection Point to register a sale of any of Inflection Point’s securities held by them at the time of the IPO of Inflection Point and any other securities of Inflection Point acquired by them prior to the consummation of Inflection Point’s initial business combination pursuant to a registration rights agreement signed on May 24, 2023. The holders of these securities were entitled to make up to three demands, excluding short form demands, that Inflection Point registers such securities.

In addition, the holders had certain “piggy-back” registration rights with respect to registration statements filed subsequent to the completion of Inflection Point’s initial business combination. Inflection Point was required to bear the expenses incurred in connection with the filing of any such registration statements.

At the closing of the Merger, we, the Sponsor, Michael Blitzer, Inflection Point Fund, certain former USARE OpCo members and other parties thereto entered into an amended and restated registration rights agreement, pursuant to which, among other things, the “Holders” party thereto were granted certain customary registration rights, on the terms and subject to the conditions therein, with respect to our securities that they hold following the closing of the Merger.

USARE OpCo Related Person Transactions

Investment by Fund Associated with a Director

Michael Blitzer, the Chairman of our Board, is a member of the investment committee of Inflection Point Freedom Fund LP (“IP Freedom Fund”), one of our recent private investment in public equity (“PIPE”) investors. Kevin Shannon, an advisor to our Board, also is a member of the investment committee of IP Freedom Fund. As described in further detail in the section titled “Security Ownership of Certain Beneficial Owners and Management of the Company,” Mr. Blitzer has beneficial ownership of certain of our securities, including as the sole managing member of the Sponsor. Mr. Blitzer and Mr. Shannon are each members of IP Freedom Fund’s general partner and special limited partner. IP Freedom Fund’s general partner is entitled to receive a performance allocation on IP Freedom Fund’s gains and IP Freedom Fund’s general partner is entitled to receive a one-time set-up fee in the amount of approximately $1,300,000. David Kronenfeld, our General Counsel and a holder of certain of our securities as described in further detail in the sections titled “Security Ownership of Certain Beneficial Owners and Management of the Company,” and “Executive Compensation,” is a limited partner of IP Freedom Fund. IP Freedom Fund purchased 13,955,000 shares of Common Stock in a PIPE, for an aggregate purchase price of $300,032,500. IP Freedom Fund invested in such PIPE on the same terms as the other PIPE investors. The price per share of $21.50, the other terms of the PIPE and the investor allocations in the PIPE were approved by a pricing committee of our Board comprised solely of disinterested directors following a customary private placement process led by the placement agents. Mr. Blitzer, Mr. Shannon and Freedom Fund did not participate in negotiating the transaction documents for the PIPE. Pursuant to our related-party transaction policy, and in accordance with applicable law, our Audit Committee approved IP Freedom Fund’s participation and allocation in such PIPE prior to the Company’s entry into the Securities Purchase Agreement, dated January 26, 2026, by and among the Company and the PIPE investors.

Arrangement with an Immediate Family Member of a member of the Board of Managers

Thayer Smith, the spouse of our former director, Tready Smith, and former President of USARE OpCo, entered into an agreement between USARE OpCo, Mr. Smith and Bayshore Capital Holdings Group, LLC, of which Mr. Smith and Ms. Smith are beneficial owners, dated December 1, 2022, regarding his transition from President of USARE

OpCo. Pursuant to the agreement, Bayshore Capital Holdings Group, LLC is entitled to a payment equal to $766,665 on the closing of certain subsequent financings. USARE OpCo determined that this payment was payable to Bayshore Capital Holdings Group, LLC (and thereby to Mr. Smith and Ms. Smith) in connection with the closing of the Merger.

Other Transactions

In September and October of 2023, Bayshore Rare Earths II, LLC, an entity beneficially owned by Tready Smith, purchased 2,889,839 USARE Class C-1 Convertible Preferred Units for an aggregate of $5.0 million and The Critical Mineral Trust, an entity beneficially owned by Mordechai Gutnick, purchased 2,889,839 USARE Class C-1 Convertible Preferred Units for an aggregate of $5.0 million, in each case at a price per unit of $1.7302.

Mordechai Gutnick is a founder of USARE OpCo. In connection with the formation of USARE OpCo in May 2019, Morzev Pty Ltd, an Australian corporation (“Morzev”, an entity beneficially owned by Mr. Gutnick) assigned to USARE OpCo its interest in an option agreement (the “Option”) with Texas Mineral Resource Corp. whereby Morzev had a right to earn a 70% interest in the Round Top mining project, with a potential increase to 80%, subject to the terms of the Option. In exchange for the Option, Morzev received USARE Class A Units. USARE OpCo estimates that the value of the Option and the USARE Class A Units were approximately $45 million at the time in 2019. USARE OpCo has determined the value of approximately $45 million for the Option and USARE Class A Units by reference to the post-money valuation of USARE OpCo implied by the price of USARE OpCo’s prior Class B Units which were purchased in 2019 for approximately $4.9 million at an implied post-money valuation of USARE OpCo of $50 million. That pre-money $45 million valuation was determined at the time of the investment of the Class B Units by the management of USARE OpCo and the investors in the Class B Units. The Option was acquired by Morzev in 2018, subject to payment by Morzev for certain technical due diligence, for phased earn-in expenditures of up to $10 million. Additionally, Mr. Gutnick received, directly or indirectly, an aggregate of approximately $510,000 in consulting or service fees from USARE OpCo between 2019 and 2021, the value of which was determined by the then-executive officers of USAR OpCo. Consulting payments from USARE OpCo to Mr. Gutnick ceased in 2021.

Statement of Policy Regarding Transactions with Related Persons

Upon the closing of the Merger, we adopted a new formal written policy providing that related parties, defined to be the Company’s officers, directors, nominees for election as directors, beneficial owners of more than 5% of any class of our capital stock, any member of the immediate family of any of the foregoing persons and any firm, corporation or other entity in which any of the foregoing persons is employed or is a general partner or principal or in a similar position or in which such person has a 5% or greater beneficial ownership interest, are not permitted to enter into a related party transaction with us without the approval of our audit committee, subject to certain exceptions and customary standing pre-approvals. For purposes of the policy, a related party transaction includes any transaction, arrangement, relationship or series of similar transactions, arrangements or relationships (including any indebtedness or guarantee of indebtedness) in which (i) the aggregate amount involved will or may be expected to exceed $120,000, (ii) the Company or any of its subsidiaries is a participant (whether or not a party); and ay related person has or will have a direct or indirect material interest (other than solely as a result of being a director or a less than 10% beneficial owner of another entity).

Pursuant to the policy, the Audit Committee will take into account, among other factors it deems appropriate, (1) whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances, (2) the extent of the related person’s interest in the transaction and (3) whether the related party transaction is material to the Company and its subsidiaries. If a related person transaction will be ongoing, the Audit Committee may establish guidelines for our management to follow in its ongoing dealings with the related person. In addition, under our Code of Conduct, our officers and directors have an affirmative responsibility to disclose any transaction or relationship that reasonably could be expected to give rise to a conflict of interest.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth equity compensation plan information as of December 31, 2025:

	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants, and Rights or Settlement of Restricted Stock Units	Weighted-Average Exercise Price of Outstanding Options, Warrants, and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in the First Column)
Equity Compensation plans approved by security holders	2,169,865(1)	None	10,830.135(2)
Equity compensation plans not approved by security holders	None	Not applicable	Not applicable

____________

(1)      Represents shares of our common stock issuable upon the settlement of RSUs outstanding under the Omnibus Plan as of December 31, 2025, which RSUs do not have an exercise price.

(2)      Reflects the shares available for future issuance under the Omnibus Plan.

OTHER MATTERS

We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders will vote your shares in accordance with their discretion. This discretionary authority is granted by the execution of the proxy card.

OTHER INFORMATION

Householding of Proxies

SEC rules permit companies and intermediaries such as brokers to satisfy delivery requirements with respect to two or more stockholders sharing the same address by delivering a single annual report and proxy statement or a single Notice of Internet Availability of Proxy Materials or the proxy materials addressed to those stockholders. This process, which is commonly referred to as “householding,” can reduce the volume of duplicate information received at households.

If your Notice or your proxy materials, including the Proxy Statement, as applicable, have been householded and you wish to receive separate copies of these documents now and/or in the future, or if your household is receiving multiple copies of these documents and you wish to request that future deliveries be limited to a single copy, you may notify your broker or the Company at: Corporate Secretary, USA Rare Earth, Inc., 100 W. Airport Rd. Stillwater, Oklahoma 74075.

Additional Filings

The Company’s reports on Forms 10-K, 10-Q, 8-K and all amendments to those reports are available without charge on the Company’s website at https://investors.usare.com/financial-information/sec-filings, as soon as reasonably practicable after they are electronically filed with, or furnished to, the SEC. Our Code of Conduct, Audit Committee Charter, Nominating and Corporate Governance Committee Charter, Compensation Committee Charter and Corporate Governance Guidelines are also available on the Company’s website at https://investors.usare.com/corporate-governance/documents-charters. The content of our website, however, is not part of this Proxy Statement. You may request a copy of any of our SEC filings, as well as the foregoing corporate documents, at no cost to you, by writing to: Investor Relations, USA Rare Earth, Inc., 100 W. Airport Rd. Stillwater, Oklahoma 74075, by emailing: ir@usare.com, or by calling: 1-813-867-6155.

Website References

This Proxy Statement includes several website addresses and references to additional materials found on those websites. These websites and materials, including the information on the Company’s website, as may be referenced in this Proxy Statement, are inactive textual references, are provided for convenience only, and are not intended to be part of this Proxy Statement, nor are they incorporated by reference herein.

Stockholder Proposals for the 2027 Annual Meeting

Stockholders of the Company may submit proposals that they believe should be voted upon at the Company’s annual meeting of stockholders or nominate persons for election to the Board. Pursuant to Rule 14a-8 under the Exchange Act, stockholder proposals meeting certain requirements may be eligible for inclusion in the Company’s proxy statement (the “2027 Proxy Statement”) for the Company’s 2027 annual meeting of stockholders (the “2027 Annual Meeting”). To be eligible for inclusion in the 2027 Proxy Statement, any such stockholder proposals must be submitted in writing to the Corporate Secretary of the Company no later than December 21, 2026, in addition to complying with certain rules and regulations promulgated by the SEC. The submission of a stockholder proposal does not guarantee that it will be included in the 2027 Proxy Statement.

Alternatively, stockholders seeking to present a stockholder proposal or nomination at the 2027 Annual Meeting, without having it included in the 2027 Proxy Statement, must timely submit notice of such proposal or nomination. To be timely, a stockholder’s notice must be received by the Corporate Secretary of the Company not less than 120 nor more than 150 days prior to the first anniversary of the date on which the Company’s definitive proxy statement was first sent to stockholders in connection with the preceding year’s annual meeting of stockholders. For the 2027 Annual Meeting, this means that any such proposal or nomination must be received no later than December 21, 2026 and no earlier than November 21, 2026. Notwithstanding the foregoing, if the date of the 2027 Annual Meeting is more than 30 days before or more than 60 days after the anniversary of the date of the 2026 Annual Meeting, to be timely, a stockholder’s notice must be delivered to the Corporate Secretary of the Company not later than the close of business on the later of the 120th day prior to the 2027 Annual Meeting and the 10th day following the day on which public disclosure of the date of the 2027 Annual Meeting is first made.

In order for stockholders to give timely notice of director nominations at our 2027 Annual Meeting for inclusion on a universal proxy card under Rule 14a-19 of the Exchange Act, notice must be submitted by the same deadline as disclosed in this paragraph above in accordance with the advance notice procedures of our Bylaws and must include the information required by our Bylaws and by Rule 14a-19(b)(2) and Rule 14a-19(b)(3) of the Exchange Act.

Any notices of proposals or nominations for the Company’s 2027 Annual Meeting must meet all of the requirements of our Bylaws and be sent to Attn: Corporate Secretary, USA Rare Earth, Inc., 100 W. Airport Rd. Stillwater, Oklahoma 74075.

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail Vote by Internet - QUICK EASY 2026 USA RARE EARTH, INC. Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on June 2, 2026. INTERNET – www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares. Vote at the Meeting – If you plan to attend the virtual online annual meeting, you will need your 12 digit control number to vote electronically at the annual meeting. To attend the annual meeting, visit: https://www.cstproxy.com/usare/2026 MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided. PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY. PROXY FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED Please mark your votes like this PROXY THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL NOMINEES UNDER PROPOSAL 1 AND “FOR” PROPOSAL 2. 1. Election of Directors: 1) Michael Blitzer 2) Thomas Caulfield 3) Barbara Humpton 4) Otto C. Schwethelm 5) Michael Senft 6) Carolyn Trabuco 2. Ratification of the appointment of BDO USA, P.C. as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2026. 3. Such other business as may properly come before the meeting or any adjournment thereof. FOR WITHHOLD FOR AGAINST ABSTAIN CONTROL NUMBER Signature Signature, if held jointly Date 2026. Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on June 3, 2026 To view the Annual Meeting Proxy Statement and Annual Report and to Attend the Annual Meeting, please go to: https://www.cstproxy.com/usare/2026 2026 FOLD HERE DO NOT SEPARATE INSERT IN ENVELOPE PROVIDED PROXY THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS USA RARE EARTH, INC. The undersigned appoints Valerie Ford Jacob and David Kronenfeld, and each of them, as proxies, each with the power to appoint his or her substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock and/or Series A Preferred Stock of USA Rare Earth, Inc. held of record by the undersigned at the close of business on April 8, 2026 at the Annual Meeting of Stockholders of USA Rare Earth, Inc. to be held on June 3, 2026, or at any adjournment or postponement thereof. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE SHARES REPRESENTED BY THE PROXY WILL BE VOTED IN FAVOR OF EACH NOMINEE TO THE BOARD OF DIRECTORS IN PROPOSAL 1 AND IN FAVOR OF PROPOSAL 2, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. (Continued and to be marked, dated and signed on the other side)